                                                                      Evergreen

                                                                      National
                                                                      Municipal
                                                                     Bond Funds
November 30, 1998
Semiannual Report


                                                          [ARTWORK APPEARS HERE]

[LOGO OF EVERGREEN FUNDS/SM/ APPEARS HERE]

--------------------------------------------------------------------------------
                               Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders ....................................................    1
For Your Information ......................................................    2
Evergreen High Grade Municipal
Bond Fund
Fund at a Glance ..........................................................    3
Portfolio Manager Interview ...............................................    4
Evergreen Municipal Bond Fund
Fund at a Glance ..........................................................    6
Portfolio Manager Interview ...............................................    7
Evergreen Short Intermediate
Municipal Fund
Fund at a Glance ..........................................................    9
Portfolio Manager Interview ...............................................   10
Financial Highlights
Evergreen High Grade Municipal Bond Fund ..................................   12
Evergreen Municipal Bond Fund .............................................   14
Evergreen Short Intermediate Municipal Fund ...............................   16
Schedule of Investments
Evergreen High Grade Municipal Bond Fund ..................................   18
Evergreen Municipal Bond Fund .............................................   23
Evergreen Short Intermediate Municipal Fund ...............................   35
Statements of Assets and Liabilities ......................................   39
Statements of Operations ..................................................   40
Statements of Changes in Net Assets .......................................   41
Combined Notes to Financial
Statements ................................................................   44


--------------------------------------------------------------------------------
                                Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with over $50 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


               -----------------------------------------------------------------
Mutual Funds:  ARE NOT FDIC INSURED    May lose value . Are not bank guaranteed
               -----------------------------------------------------------------

                          Evergreen Distributor, Inc.
    Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------

                                  January 1999


[PICTURE OF WILLIAM M. ENNIS APPEARS HERE]

William M. Ennis
Managing Director

Dear Shareholders:

We are pleased to provide you the Evergreen National Municipal Bond Funds semiannual report covering the six months ended November 30, 1998. Municipal bond funds continue to do their job and provide good returns with relatively less volatility than some other asset classes, as well as provide strong after-tax returns./1/

Increased Market Volatility in 1998

During the year, interest rates declined while inflation was low and investors became concerned about a possible slowdown in economic growth. Despite the volatility which started in July, the market ended on a positive note, as indicated by the Dow Jones Industrial Average posting a 16.1% gain and the S & P 500 returning 26.7% for the year ended December 31, 1998. The financial markets have certainly experienced increased volatility compared to the smoother ride experienced in the past few years, and we expect volatility to continue. We encourage you to take this opportunity to talk to your financial representative and review your investment time horizon and ensure you are on track with your goals.

Introduction of the Euro

On January 1, 1999, eleven European countries adopted the euro as their currency. Currently, the wholesale markets and government and financial sectors have converted to the euro, and new securities will be issued in euro denomination only. Full conversion to the new currency will not be completed until 2002.

At this point it is still unclear how the euro conversion will affect foreign exchange rates, interest rates and the value of European securities, but we believe the potential benefits to globally oriented investors are significant. They include changes in currency risk, increased competition, and a central bank. Foreign exchange risk may decrease for the countries participating in the European Union; however, currency risk associated with rises and declines of the value of the euro versus the dollar will still exist. Most noticeable for investors will be the ability to compare the value of companies across the European Union member countries without having to factor in the effect of fluctuating currencies. Increased competition resulting from deregulation and economic unification may produce a wave of merger and acquisition activity, which could present attractive investment opportunities for those able to identify the companies most inclined to benefit from restructuring. Finally, the European Central Bank, comparable to the U.S. Federal Reserve, will provide European Union countries with a unified monetary policy for the first time.

Municipal Bond Funds' Name Change

Effective January 5, 1999, the investment policy of the Evergreen High Grade Tax Free Fund and the Evergreen Tax Free Fund changed with respect to municipal bonds subject to the federal Alternative Minimum Tax ("AMT"). Formerly, the Funds could not invest more than 20% of their assets in municipal bonds subject to AMT. Although it is unlikely that the Funds would fully invest in AMT bonds, the policy change allows the Funds to invest up to 100% of their assets in this type of security. We believe this change will allow us more flexibility in managing the Funds, enabling us to seek higher yields without lowering overall credit quality. We have changed the Fund's names accordingly to Evergreen High Grade Municipal Bond Fund and Evergreen Municipal Bond Fund.

If you have any questions about the funds in this report or any other Evergreen Funds, please contact your financial representative or call us at 800.343.2898, and we will be happy to assist you.

Thank you for your continued investment with Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds


/1/Some portion of the Funds' income may be subject to certain state and local taxes and, depending on your tax status, the federal
   alternative minimum tax.                                                    1

                              For Your Information
                              --------------------

Good News!
Effective for the 1998 Tax Year, long-term capital gains taxes are reduced to 20%.

Year 2000/2/
We have been addressing the Year 2000 issue since February 1996 and have adopted an industry best practices methodology for the project. Our team is on schedule to complete the following milestones: Inventory and Assessment, Remediation, Testing and Contingency. Although Evergreen Funds is striving to identify and correct every issue under our control related to the Year 2000, it would be impossible to guarantee a problem-free transition into the next millennium. Our goal, however, is that our shareholders experience virtually no impact on the products and services we deliver.



Cost Savings
In an effort to achieve efficiencies and cost savings, we are combining your funds' required mailings so you only receive one per household, based on the registration last name and exact address./3/ This reduces the mailing costs, not to mention the amount of paper needed to print, which in turn benefits your funds by reducing the overall expenses. If you prefer to receive separate copies of reports and prospectuses for each registered holder in your household, please notify us by calling the number on your statement and we will adjust our records accordingly.



New Evergreen Funds
Evergreen introduces three new funds:

Evergreen Tax Strategic Equity Fund: seeks to maximize the after-tax total return on its portfolio of investments by using a combination of stock selection strategies and trading techniques.

Evergreen Select Equity Index Fund: seeks investment results that achieve price and yield performance similar to the S&P 500 Index.

Evergreen Masters Fund: blends growth and value, large- and mid-cap stocks into one convenient portfolio. Diversification is taken one step further by employing four management teams, Evergreen, MFS, Oppenheimer, and Putnam.

Talk to your financial representative or call us at 800.343.2898 for a prospectus and more information.





/2/The information above constitutes Year 2000 Readiness Disclosure, as defined in the Year 2000 Information and Readiness Disclosure Act.

/3/If you purchased your shares through a financial representative, we may not be able to consolidate your mailings by last name and address, because that institution controls the mailings.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         High Grade Municipal Bond Fund
--------------------------------------------------------------------------------

                    Fund at a Glance as of November 30, 1998

We had a favorable environment, and we made some modifications to the Fund's strategy in an effort to add to yield and to reduce volatility or fluctuations in the Fund's net asset value (NAV).

                                   Portfolio
                                   Management
                                   ----------

                 [PICTURE OF JAMES T. COLBY III APPEARS HERE]

                               James T. Colby III
                             Tenure: February 1992


--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 11/30/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source:  1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Historical performance for Classes B and Y, prior to their respective inception dates of January 11, 1993 and February 28, 1994, reflects that of Class A, the original class offered, and includes appropriate 12b-1 fees for Class A. If appropriate fees were reflected for Class B, returns would have been lower. For Class Y, if 12b-1 fees were not reflected, returns would have been higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBMBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                                Class A      Class B     Class Y
 ................................................................................
Average Annual Returns
 ................................................................................
6 months with sales charge                      -1.19%       -1.60%        n/a
 ................................................................................
6 months w/o sales charge                        3.74%        3.35%       3.87%
 ................................................................................
1 year with sales charge                         2.28%        1.59%        n/a
 ................................................................................
1 year w/o sales charge                          7.39%        6.59%       7.66%
 ................................................................................
3 years                                          4.03%        4.04%       6.00%
 ................................................................................
5 years                                          4.85%        4.80%       6.13%
 ................................................................................
Since Inception                                  6.54%        6.68%       7.50%
 ................................................................................
Maximum Sales Charge                             4.75%        5.00%        n/a

                                               Front End      CDSC
 ................................................................................
SEC Yield                                        4.08%        3.52%       4.54%
 ................................................................................
Taxable Equivalent Yield**                       7.09%        5.83%       7.52%
 ................................................................................
6 months distributions per share                $0.52        $0.47       $0.53
 ................................................................................

 * Adjusted for maximum applicable sales charge.

** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                   Class A Shares               LBMBI                CPI
    2/28/95              9,526                  10,000             10,000
   11/30/95             10,539                  10,991             10,175
   11/30/96             10,999                  11,637             10,510
   11/30/97             11,603                  12,471             10,703
   11/30/98             12,460                  13,439             10,882

Comparison of a $10,000 investment in Evergreen High Grade Municipal Bond Fund Class A, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

--------------------------------------------------------------------------------
                                   EVERGREEN
                         High Grade Municipal Bond Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview


What was performance like during the six-month period?

The Evergreen High Grade Municipal Bond Fund continued to have very strong performance during the six months ended November 30, 1998. The Fund's Class A Shares had a total return of 3.7%, Class B Shares had a total return of 3.4% and Class Y Shares had a total return of 3.9%. These returns are unadjusted for any applicable sales charges. During the same six-month period, the average insured municipal bond fund had a total return of 3.4%, according to Lipper Inc., an independent monitor of mutual fund performance. The Fund has consistently been in the first or second quartile of its Lipper category during the past five years.(1)



                                   Portfolio
                                Characteristics
                                ---------------

 ................................................................................
Total Net Assets:                                                   $127,328,522
 ................................................................................
Average Credit Quality:                                                      AAA
 ................................................................................
Average Maturity:                                                       21 years
 ................................................................................
Average Duration:                                                      8.2 years
 ................................................................................


What factors contributed to the performance?

We had a favorable environment, and we made some modifications to the Fund's strategy in an effort to add to yield and to reduce volatility or fluctuations in the Fund's net asset value (NAV). One of the steps we took was to reduce the Fund's emphasis on premium and non-callable bonds. Non-callable bonds are bonds that cannot be called back by their issuers before maturity, while premium bonds are those selling above their par value. In their place, we bought more current-coupon bonds, or bonds that were selling closer to their par value. These bonds tend not to fluctuate in price as much as premium and non-callable bonds, while delivering more yield to the Fund.


--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(based on 11/30/98 portfolio assets)

[PIE CHART APPEARS HERE]

AAA -- 77.4%
AA -- 15.8%
A --  6.0%
NR -- 0.8%

While we kept the Fund's emphasis on insured bonds, we lowered the weighting of these bonds from 87% on May 31 to about 71% on November 30, as these tend to exhibit more price volatility than un-insured bonds. Average credit quality of the Fund remains the highest, at AAA.

We kept the Fund's duration and average maturity, which reflect the Fund's sensitivity to changes in interest rates, slightly longer than the Lipper fund group average. In general, bond portfolios with longer durations or average maturities have higher yields than portfolios with shorter durations or average maturities, but their prices also are more likely to change faster as interest rates change. On November 30, the Fund's effective duration was 8.2 years and average maturity was about 21 years. During a period of declining interest rates, as we witnessed during the six months of the fiscal period, a longer duration or average maturity tended to help performance.


(1) Source: Lipper, Inc. For the 1- and 5-year periods ended November 30, 1998, the Fund's Class A shares ranked 8 out of 47 and 9 out of 30, respectively, in the insured municipal bond funds category tracked by Lipper, Inc. The rankings are based on total return and do not include the effect of a sales charge. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         High Grade Municipal Bond Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview


What was the investment environment like during the period?

Interest rates declined during a period of very low inflation and deepening concerns about the possibility of a slowdown in economic growth. Municipal bonds performed well, although not as well as U.S. Treasury securities, which benefited from a global flight-to-quality as investors sought out the safest possible securities in a time of volatility and uncertainty.

During the six months, the yield on the 30-year Treasury Bond declined from 5.82% to 5.06%. At one point, it reached a low of 4.72%. The declines in yields of municipal bonds were not as dramatic. One factor was that many Treasury bond buyers, such as foreign investors, have no reason to invest in municipal bonds for their tax benefits. A second factor was that there was a strong flow of new municipal bonds issued in the market, keeping municipal bond yields somewhat higher than they might otherwise have been. Through November 30, new municipal bond issuance had risen almost 30% over 1997, and 1998 was well on its way to having the second highest issuance of new municipal bonds in history. In addition, demand for bonds has been muted because so many individual investors have been attracted by the strong performance of the equity markets over the past three years.

As a result, by November 30, the yield on a 30-year AAA-rated municipal bond was about 98% of the yield on a 30-year Treasury. With the tax advantages of municipal bonds, municipal bond investors were receiving greater income on an after-tax basis than they could receive in government securities. In fact, we believe municipal bonds are as attractively priced as they have been for the past 20 years, and represent a significant investment opportunity for investors of virtually all income tax brackets.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 11/30/98 net assets)

[PIE CHART APPEARS HERE]

Other investments and other assets and liabilities, net --                16.4%
Industrial Development/Pollution Control --                               13.6%
Housing --                                                                13.6%
Hospitals --                                                              11.2%
Electric Power --                                                         11.1%
General Obligation-Local --                                                9.6%
Water & Sewer --                                                           9.3%
Airports --                                                                8.4%
Transportation --                                                          4.0%
General Obligation-State --                                                2.8%


What is your outlook?

The outlook is positive for municipal bonds in general, and especially for insured municipal bonds. We believe high grade municipal bonds represent an unusually attractive investment opportunity for several reasons.

First, conditions in the high grade bond market are favorable, because we have a continued forecast for low inflation and slow economic growth. Interest rates are likely to remain low. We would not be surprised if the Federal Reserve Board lowers short-term interest rates once or twice more during the first six months of 1999. This is good for the bond market.

Second, the municipal bond market is priced extremely attractively relative to the U.S. Treasury market. At a time when U.S. Treasury Bonds are yielding about 5%, the after-tax yield of AAA-rated municipal bonds is about 7%.

Third, insured municipal bonds also offer additional potential. While insured bonds presently comprise about 52% of new issuance in the municipal bond market, there is some speculation that this percentage may decrease, as insurers become less aggressive in seeking business. If this were to occur, the relative value of insured bonds would be even more attractive, and opportunities for improved performance would increase. We believe the Fund is very well positioned to take advantage of opportunities in the market.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Municipal Bond Fund
--------------------------------------------------------------------------------
                    Fund at a Glance as of November 30, 1998

Our portfolio re-structuring was designed to strive for more consistent performance by concentrating on enhancing the portfolio's yield and emphasizing sector and security selection.

                                   Portfolio
                                   Management
                                   ----------

                  [PHOTO OF JAMES T. COLBY III APPEARS HERE]

                             James T. Colby III
                             Tenure:  April 1998

                   [PHOTO OF GEORGE J. KIMBALL APPEARS HERE]

                              George J. Kimball
                             Tenure:  April 1998


--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 11/30/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source:  1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Historical performance for Classes A and C, prior to their respective inception dates of January 20, 1998 and January 26, 1998, reflects that of Class B, the original class offered, and have been adjusted for appropriate 12b-1 fees for each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBMBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                                Class A      Class B     Class C
 ................................................................................
Average Annual Returns
 ................................................................................
6 months with sales charge                      -1.65%       -2.03%       1.89%
 ................................................................................
6 months w/o sales charge                        3.26%        2.87%       2.87%
 ................................................................................
1 year with sales charge                         1.37%        0.79%       4.65%
 ................................................................................
1 year w/o sales charge                          6.42%        5.72%       5.65%
 ................................................................................
3 years                                          4.07%        4.58%       4.99%
 ................................................................................
5 years                                          4.44%        4.76%       4.67%
 ................................................................................
10 years                                         6.96%        6.96%       6.54%
 ................................................................................
Since Inception                                  7.28%        7.02%       6.78%
 ................................................................................
Maximum Sales Charge                             4.75%        5.00%        n/a

                                               Front End      CDSC
 ................................................................................
SEC Yield                                        4.29%        3.75%       3.74%
 ................................................................................
Taxable Equivalent Yield**                       7.45%        6.21%       6.19%
 ................................................................................
6 months distributions per share                $0.29        $0.26       $0.26
 ................................................................................

 * Adjusted for maximum applicable sales charge
** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                  Class B Shares        LBMBI         CPI
   11/30/88          10,000            10,000       10,000
   11/30/89          11,008            11,101       10,465
   11/30/90          11,747            11,957       11,122
   11/30/91          12,760            13,184       11,455
   11/30/92          13,911            14,506       11,804
   11/30/93          15,303            16,114       12,120
   11/30/94          14,181            15,268       12,444
   11/30/95          16,709            18,153       12,764
   11/30/96          17,526            19,220       13,184
   11/30/97          18,541            20,598       13,425
   11/30/98          19,599            22,197       13,649

Comparison of a $10,000 investment in Evergreen Municipal Bond Fund Class B, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Municipal Bond Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

How did the Fund perform?

The Evergreen Municipal Bond Fund's performance showed substantial improvement during the six-month period ended November 30, 1998, as changes in the Fund's investment strategy took effect. For the period, the Fund's Class A shares had a total return of 3.3%, while both Class B Shares and Class C Shares had a return of 2.9%. These returns are unadjusted for any applicable sales charges. During the period, the average performance of general municipal bond funds was 3.2%, as measured by Lipper Inc., an independent monitor of mutual fund performance.

                                   Portfolio
                                Characteristics
                                ---------------
Total Net Assets:                                                 $1,288,484,389
 ................................................................................
Average Credit Quality:                                                       AA
 ................................................................................
Average Maturity:                                                       20 years
 ................................................................................
Average Duration:                                                      8.3 years
 ................................................................................


What contributed to the improved performance?

We believe our portfolio re-structuring, implemented in April 1998 when we took over the fund, had a positive effect. This re-structuring, which we outlined in the May 31, 1998 Annual Report, was designed to strive for more consistent performance by concentrating on enhancing the portfolio's yield and emphasizing sector and security selection. We reduced the Fund's emphasis on pre-refunded bonds, which are older bonds issued at higher interest rates, from about 12% of net assets to less than 3%. We also lowered the emphasis on non-callable bonds, which can't be called back by their issuers before maturity. These two types of bonds typically pay lower yields than other bonds of comparable quality and maturity. While we continued to emphasize better quality holdings, we were more flexible in individual selection.

We sold the three types of bonds--pre-refunded, non-callable and AAA-rated--to pick up incremental yield in other bonds we think represented more attractive values. We believe this more yield-sensitive strategy will not only result in higher current income, but in more consistent, less volatile performance. During the six months, the yield generated by the Fund's portfolio actually increased despite an environment of falling interest rates.


--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(based on 11/30/98 portfolio assets)

[PIE CHART APPEARS HERE]

AAA:             61.2%
AA:              15.9%
A:               12.0%
BBB:              9.0%
NR:               1.1%
BB:               0.5%
B:                0.3%

What was the environment like during the June 1-November 30 period?

In general, it was a period of declining interest rates and rising bond prices--especially for U.S. Treasuries, which benefited from a flight-to-quality during a time of volatility and uncertainty in many markets throughout the world. During the period, the yield on the 30-year Treasury Bond declined from 5.82% to 5.06%. At one point, it reached a low of 4.72%. Municipal bonds also experienced declining rates and rising prices, but not nearly as significantly as did Treasury securities. One factor was that many Treasury bond buyers, such as foreign investors, have no reason to invest in municipal bonds for their tax benefits. A second factor was that there was a strong

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Municipal Bond Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

flow of new municipal bonds issued in the market, keeping municipal bond yields somewhat higher than they might otherwise have been. Through November 30, new municipal bond issuance had risen almost 30% over 1997, and 1998 was well on its way to having the second highest issuance of new municipal bonds in history. In addition, demand for bonds has been muted because so many individual investors have been attracted by the strong performance of the equity markets over the past three years.

As a result, by November 30, the yield on a 30-year AAA-rated municipal bond was about 98% of the yield on a 30-year Treasury. With the tax advantages of municipal bonds, municipal bond investors were receiving greater income, on an after-tax basis, than they could receive in government securities. In fact, we believe municipal bonds are as attractively priced as they have been for the past 20 years, and represent a significant investment opportunity for investors of virtually all income tax brackets.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 11/30/98 net assets)

[PIE CHART APPEARS HERE]

Other investments and other
assets and liabilities, net               31.5%
Housing                                   14.4%
Hospitals                                 13.8%
Electric Power                            10.1%
Transportation                             7.4%
Industrial Development/Pollution Control   6.8%
Water & Sewer                              5.7%
General Obligation - Local                 5.3%
General Obligation - State                 5.0%

In this environment, what were your principal strategies?

We continued to implement the strategy we discussed in the last report, replacing pre-refunded and non-callable bonds, and adding bonds from the housing, healthcare and industrial revenue sectors, where we had the opportunity to pick up additional yield. While we lowered the quality somewhat, the portfolio remained very high quality, with average credit quality of AA.

The Fund had a marginally longer duration or average maturity than the average fund in its Lipper category. On November 30, effective duration was 8.3% and average maturity was 20 years. Duration and maturity are two different measures of interest-rate sensitivity. Bonds with longer durations or maturities tend to experience greater price changes when interest rates change than bonds with shorter durations or maturities. During a period of declining interest rates, the slightly longer duration and average maturity of the Fund tended to help performance.


What is your outlook?

We believe municipal bonds represent an extraordinary opportunity for investors. The general outlook for bonds, including municipal bonds, is favorable. We have a continued forecast for low inflation and slow economic growth. In this environment, interest rates are likely to remain low. We would not be surprised if the Federal Reserve Board lowers short-term interest rates once or twice more during the first six months of 1999. This is good for the bond market.

Second, the municipal bond market is priced extremely attractively relative to the U.S. Treasury market. At a time when U.S. Treasury Bonds are yielding about 5%, the after-tax yield of AAA-rated municipal bonds is about 7%.

In this environment, while we are positive about the outlook for municipal bonds, we also will be watchful for any sign that weakness in the economy could undermine credit quality and affect the ability of bond issuers to pay interest that is due. For example, we will be very careful about adding any additional industrial revenue bonds, but we believe municipal bonds offer very attractive value to investors.

--------------------------------------------------------------------------------
                                  EVERGREEN
                       Short Intermediate Municipal Fund
--------------------------------------------------------------------------------
                   Fund at a Glance as of November 30, 1998

A favorable duration strategy and strong security selection contributed to strong performance, allowing the Fund to perform well against its peer group.

Portfolio Management
--------------------

[PHOTO OF RICHARD K. MARRONE APPEARS HERE]

Richard K. Marrone
Tenure: December 1, 1997

------------------------
CURRENT INVESTMENT STYLE
------------------------

[GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 11/30/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source:  1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Historical performance for Class A and B, prior to their January 5, 1995 inception date, reflects that of Class Y, the original class offered, and does not include 12b-1 fees. If such fees were reflected, returns would have been lower. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LB3YMBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                    Class A         Class B        Class Y
 ................................................................................
Average Annual Returns
 ................................................................................
6 mos. with sales charge            -0.55%          -2.67%          n/a
 ................................................................................
6 mos. w/o sales charge              2.79%           2.33%          2.87%
 ................................................................................
1 year with sales charge             1.73%          -0.91%           n/a
 ................................................................................
1 year w/o sales charge              5.13%           4.09%          5.13%
 ................................................................................
3 years                              3.11%           2.37%          4.38%
 ................................................................................
5 years                              3.19%           2.83%          3.95%
 ................................................................................
Since Inception                      4.43%           4.43%          4.99%
 ................................................................................
Maximum Sales Charge                 3.25%           5.00%           n/a
                                   Front End          CDSC
 ................................................................................
30-day SEC Yield                     3.68%           2.92%          3.92%
 ................................................................................
Taxable Equivalent Yield**           6.29%           4.83%          6.49%
 ................................................................................
6 months distributions per share    $0.28           $0.24          $0.29
 ................................................................................
*  Adjusted for maximum applicable sales charge.
** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                             [CHART APPEARS HERE]

                    Class A Shares             LB3YMBI                   CPI
    1/31/95            9,671                   10,000                  10,000
   11/30/95            10,252                  10,753                  10,216
   11/30/96            10,656                  11,271                  10,552
   11/30/97            11,047                  11,814                  10,745
   11/30/98            11,614                  12,484                  10,925

Comparison of a $10,000 investment in Evergreen Short Intermediate Municipal Fund Class A, versus a similar investment in the Lehman Brothers 3 Year Municipal Bond Index (LB3YMBI) and the Consumer Price Index (CPI).

--------------------------------------------------------------------------------
                                   EVERGREEN
                       Short Intermediate Municipal Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

How did your Fund perform during the six months?

The Evergreen Short-Intermediate Municipal Bond Fund Class Y posted a total return of 2.9% for the six months ended November 30; while Class A and B returned 2.8% and 2.3%, respectively, unadjusted for applicable sales charges. For the last six months, the Fund's Class A and Y shares outpaced the 2.7% average return of 30 short-intermediate municipal bond funds tracked by Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
-------------------------
Total Net Assets:        $171,602,068
 .....................................
Average Credit Quality            AA+
 .....................................
Average Maturity            5.0 years
 .....................................
Average Duration            3.8 years
 .....................................


What was the investing environment like during this period?

The primary component affecting both the fixed income and equity markets during the past six months was the continued volatility in foreign financial markets. In the U.S. fixed income markets, global economic turmoil prompted a flight-to-quality that fueled a strong performance by U.S. Treasuries while municipal bonds lagged modestly.

Despite modest underperformance versus Treasuries, declining interest rates boosted municipal bond prices and contributed to record new issuance for the year. In fact, the yield on the bellwether 30-year Treasury Bond fell from 5.82% to a low of nearly 4.72%, before rebounding to 5.06% on November 30.

How did your investment strategy impact performance?

A favorable duration strategy and strong security selection contributed to strong performance, allowing the Fund to perform well against its peer group.

In anticipation of lower interest rates we actively pursued zero-coupon bonds, a security that enjoys significant price appreciation in periods of declining rates. We strategically purchased a number of these securities over the past several months before they became scarce, and benefited from their subsequent strong performance.

Another contributor to total return was the portfolio's long duration stance, which helped performance within the declining interest rate environment. Duration was increased from 3.5 years to 3.8 years (nearly 8%) during the six months, and fueled the Fund's total return as interest rates declined.

------------------------
PORTFOLIO CREDIT QUALITY
------------------------
(based on 11/30/98 portfolio assets)

                                 AAA -- 36.1%
                                 A   -- 20.3%
[PIE CHART APPEARS HERE]         BBB -- 16.6%
                                 AA  -- 14.1%
                                 NR  -- 12.9%

--------------------------------------------------------------------------------
                                   EVERGREEN
                       Short Intermediate Municipal Fund
--------------------------------------------------------------------------------
                         Porrtfolio Manager Interview

What is your outlook going forward?

From a historical perspective, valuation levels of municipal bonds, relative to Treasuries, are currently very attractive. In our opinion, this has created a buying opportunity that we expect to capitalize upon in the coming quarters. From an economic perspective, we believe current fundamentals suggest a low inflationary environment, which should support range-bound interest rates through the next couple of quarters.

In addition, we anticipate some volatility in the municipal markets as the global economic crisis continues to filter back to U.S. markets. Therefore, we will maintain a cautionary stance and continue to emphasize the portfolio's income orientation to contribute to performance.

               [LOGO HIGH GRADE MUNICIPAL BOND FUND APPEARS HERE]

                              Financial Highlights
                (For a share outstanding throughout each period)

                              Six Months        Year Ended           Year Ended           Year Ended
                                 Ended           May 31,             August 31,          December 31,
                           November 30, 1998 -----------------    -----------------    ------------------
                              (Unaudited)     1998    1997 (a)     1996    1995 (b)     1994       1993
 CLASS A SHARES
 Net asset value,
  beginning of period           $ 11.36      $ 10.89  $ 10.72     $ 10.69  $  9.79     $ 11.16   $  10.42
                                -------      -------  -------     -------  -------     -------   --------
 ...........................................................................................................
 Income from investment
  operations
 ...........................................................................................................
 Net investment income             0.25         0.47     0.37        0.52     0.34        0.52       0.54
 ...........................................................................................................
 Net realized and
  unrealized gains or
  losses on securities             0.17         0.48     0.17        0.03     0.90       (1.37)      0.81
                                -------      -------  -------     -------  -------     -------   --------
 ...........................................................................................................
 Total from investment
  operations                       0.42         0.95     0.54        0.55     1.24       (0.85)      1.35
                                -------      -------  -------     -------  -------     -------   --------
 ...........................................................................................................
 Less distributions
 ...........................................................................................................
 From net investment
  income                          (0.25)       (0.48)   (0.37)      (0.52)   (0.34)      (0.52)     (0.54)
 From capital gains               (0.27)           0        0           0        0           0      (0.07)
                                -------      -------  -------     -------  -------     -------   --------
 ...........................................................................................................
 Total distributions              (0.52)       (0.48)   (0.37)      (0.52)   (0.34)      (0.52)     (0.61)
                                -------      -------  -------     -------  -------     -------   --------
 ...........................................................................................................
 Net asset value, end of
  period                        $ 11.26      $ 11.36  $ 10.89     $ 10.72  $ 10.69     $  9.79   $  11.16
                                -------      -------  -------     -------  -------     -------   --------
 ...........................................................................................................
 Total return+                     3.74%        8.88%    5.13%       5.21%   12.83%      (7.71%)    13.25%
 ...........................................................................................................
 Ratios/supplemental data
 ...........................................................................................................
 Net assets, end of
  period (thousands)            $67,659      $64,526  $45,814     $50,569  $58,751     $57,676   $101,352
 ...........................................................................................................
 Ratios to average net
  assets
 ...........................................................................................................
 Expenses                          0.95%++      1.09%    1.03%++     0.89%    1.06%++     1.01%      0.85%
 ...........................................................................................................
 Expenses, after fee
  credits                          0.95%++      1.09%    1.03%++       --       --          --         --
 ...........................................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursements                   0.95%++      1.09%    1.11%++     1.09%    1.09%++     1.02%      1.07%
 ...........................................................................................................
 Net investment income             4.27%++      4.25%    4.60%++     4.78%    4.93%++     5.04%      4.99%
 ...........................................................................................................
 Portfolio turnover rate             43%         127%     114%         65%      27%         53%        14%
 ...........................................................................................................


                              Six Months        Year Ended           Year Ended           Year Ended
                                 Ended           May 31,             August 31,          December 31,
                           November 30, 1998 -----------------    -----------------    ------------------
                              (Unaudited)     1998    1997 (a)     1996    1995 (b)     1994     1993 (c)
 CLASS B SHARES
 Net asset value,
  beginning of period             11.36        10.89    10.72       10.69     9.79       11.16      10.42
                                -------      -------  -------     -------  -------     -------   --------
 Income from investment
  operations
 ...........................................................................................................
 Net investment income             0.20         0.39     0.31        0.44     0.29        0.46       0.47
 ...........................................................................................................
 Net realized and
  unrealized gains or
  losses on securities             0.17         0.48     0.17        0.03     0.90       (1.37)      0.81
                                -------      -------  -------     -------  -------     -------   --------
 ...........................................................................................................
 Total from investment
  operations                       0.37         0.87     0.48        0.47     1.19       (0.91)      1.28
                                -------      -------  -------     -------  -------     -------   --------
 ...........................................................................................................
 Less distributions
 ...........................................................................................................
 From net investment
  income                          (0.20)       (0.40)   (0.31)      (0.44)   (0.29)      (0.46)     (0.47)
 From capital gains               (0.27)           0        0           0        0           0      (0.07)
                                -------      -------  -------     -------  -------     -------   --------
 ...........................................................................................................
 Total distributions              (0.47)       (0.40)   (0.31)      (0.44)   (0.29)      (0.46)     (0.54)
                                -------      -------  -------     -------  -------     -------   --------
 ...........................................................................................................
 Net asset value, end of
  period                          11.26        11.36    10.89       10.72    10.69        9.79      11.16
                                -------      -------  -------     -------  -------     -------   --------
 ...........................................................................................................
 Total return+                     3.35%        8.07%    4.55%       4.42%   12.27%      (8.24%)    12.52%
 ...........................................................................................................
 Ratios/supplemental data
 ...........................................................................................................
 Net assets, end of
  period (thousands)            $32,614      $32,822  $31,874     $32,221  $34,206     $32,435   $ 41,030
 ...........................................................................................................
 Ratios to average net
  assets
 ...........................................................................................................
 Expenses                          1.70%++      1.84%    1.78%++     1.64%    1.81%++     1.58%      1.35%++
 ...........................................................................................................
 Expenses, after fee
  credits                          1.70%++      1.84%    1.78%++       --       --          --         --
 ...........................................................................................................
 Expenses excluding
  waivers and expense
  reimbursements                   1.70%++      1.84%    1.86%++     1.84%    1.84%++     1.59%      1.57%++
 ...........................................................................................................
 Net investment income             3.53%++      3.51%    3.85%++     4.03%    4.18%++     4.47%      4.44%++
 ...........................................................................................................
 Portfolio turnover rate             43%         127%     114%         65%      27%         53%        14%
 ...........................................................................................................

+ Excluding applicable sales charges.
++ Annualized.
(a) For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.
(b) For the eight months ended August 31, 1995. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 1995.
(c) For the period from January 11, 1993 (commencement of class operations) to December 31, 1993.

                  See Combined Notes to Financial Statements.

               [LOGO HIGH GRADE MUNICIPAL BOND FUND APPEARS HERE]

                              Financial Highlights
                (For a share outstanding throughout each period)

                              Six Months        Year Ended           Year Ended
                                 Ended           May 31,             August 31,
                           November 30, 1998 -----------------    -----------------        Period Ended
                              (Unaudited)     1998    1997 (a)     1996    1995 (b)    December 31, 1994 (c)
 CLASS Y SHARES
 Net asset value,
  beginning of period           $ 11.36      $ 10.89  $ 10.72     $ 10.69  $  9.79            $10.93
                                -------      -------  -------     -------  -------            ------
 ..............................................................................................................
 Income from investment
  operations
 ..............................................................................................................
 Net investment income             0.26         0.51     0.39        0.55     0.36              0.46
 ..............................................................................................................
 Net realized and
  unrealized gains or
  losses on securities             0.17         0.47     0.17        0.03     0.90             (1.14)
                                -------      -------  -------     -------  -------            ------
 ..............................................................................................................
 Total from investment
  operations                       0.43         0.98     0.56        0.58     1.26             (0.68)
                                -------      -------  -------     -------  -------            ------
 ..............................................................................................................
 Less distributions
 ..............................................................................................................
 From net investment
  income                          (0.26)       (0.51)   (0.39)      (0.55)   (0.36)            (0.46)
 From capital gains               (0.27)           0        0           0        0                 0
                                -------      -------  -------     -------  -------            ------
 ..............................................................................................................
 Total distributions              (0.53)       (0.51)   (0.39)      (0.55)   (0.36)            (0.46)
                                -------      -------  -------     -------  -------            ------
 ..............................................................................................................
 Net asset value, end of
  period                        $ 11.26      $ 11.36  $ 10.89     $ 10.72  $ 10.69            $ 9.79
                                -------      -------  -------     -------  -------            ------
 ..............................................................................................................
 Total return                      3.87%        9.15%    5.32%       5.47%   13.02%            (6.29%)
 ..............................................................................................................
 Ratios/supplemental data
 ..............................................................................................................
 Net assets, end of
  period (thousands)            $27,055      $24,976  $24,441     $25,112  $25,079            $4,318
 ..............................................................................................................
 Ratios to average net
  assets
 ..............................................................................................................
 Expenses                          0.70%++      0.84%    0.78%++     0.64%    0.81%++           0.76%++
 ..............................................................................................................
 Expenses, after fee
  credits                          0.70%++      0.84%    0.78%++       --       --                --
 ..............................................................................................................
 Expenses excluding
  waivers and expense
  reimbursements                   0.70%++      0.84%    0.86%++     0.84%    0.84%++           0.77%++
 ..............................................................................................................
 Net investment income             4.53%++      4.51%    4.85%++     5.03%    5.18%++           5.46%++
 ..............................................................................................................
 Portfolio turnover rate             43%         127%     114%         65%      27%               53%
 ..............................................................................................................

++ Annualized.
(a) For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.
(b) For the eight months ended August 31, 1995. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 1995.
(c) For the period from February 28, 1994 (commencement of class operations) to December 31, 1994.

                  See Combined Notes to Financial Statements.

                   [LOGO OF MUNICIPAL BOND FUND APPEARS HERE]

                              Financial Highlights
                (For a share outstanding throughout each period)

                                           Six Months
                                              Ended
                                        November 30, 1998    Year Ended
                                           (Unaudited)    May 31, 1998 (b)
 CLASS A SHARES
 Net asset value, beginning of period      $     7.78        $     7.91
                                           ----------        ----------
 ............................................................................
 Income from investment operations
 ............................................................................
 Net investment income                           0.18              0.13+++
 ............................................................................
 Net realized and unrealized gains or
  losses on securities and futures
  contracts                                     (0.05)            (0.13)
                                           ----------        ----------
 ............................................................................
 Total from investment operations                0.13                 0
                                           ----------        ----------
 ............................................................................
 Less distributions
 ............................................................................
 From net investment income                     (0.18)            (0.13)
 ............................................................................
 From capital gains                             (0.11)                0
                                           ----------        ----------
 ............................................................................
 Total distributions                            (0.29)            (0.13)
                                           ----------        ----------
 ............................................................................
 Net asset value, end of period            $     7.62        $     7.78
                                           ----------        ----------
 ............................................................................
 Total return+                                   3.26%             0.04%
 ............................................................................
 Ratios/supplemental data
 ............................................................................
 Net assets, end of period (thousands)     $1,163,997        $1,243,327
 ............................................................................
 Ratios to average net assets
 ............................................................................
 Expenses                                        0.85%++           0.93%++
 ............................................................................
 Expenses, after fee credits                     0.85%++           0.93%++
 ............................................................................
 Net investment income                           4.53%++           4.69%++
 ............................................................................
 Portfolio turnover rate                           53%               77%
 ............................................................................

                              Six Months
                                 Ended                                       Year Ended December 31,
                           November 30, 1998    Year Ended    -----------------------------------------------------------
                              (Unaudited)    May 31, 1998 (a)    1997        1996        1995        1994         1993
 CLASS B SHARES
 Net asset value,
  beginning of period          $   7.78          $   7.82     $     7.71  $     7.86  $     7.10  $     8.12   $     8.04
                               --------          --------     ----------  ----------  ----------  ----------   ----------
 .............................................................................................................................
 Income from investment
  operations
 .............................................................................................................................
 Net investment income             0.15              0.12+++        0.38        0.41        0.41        0.37         0.39
 .............................................................................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and future contracts            (0.05)            (0.03)          0.23       (0.17)       0.74       (0.96)        0.48
                               --------          --------     ----------  ----------  ----------  ----------   ----------
 .............................................................................................................................
 Total from investment
  operations                       0.10              0.09           0.61        0.24        1.15       (0.59)        0.87
                               --------          --------     ----------  ----------  ----------  ----------   ----------
 .............................................................................................................................
 Less distributions
 .............................................................................................................................
 From net investment
  income                          (0.15)            (0.13)         (0.50)      (0.39)      (0.39)      (0.43)       (0.45)
 .............................................................................................................................
 From capital gains               (0.11)                0              0           0           0           0        (0.34)
                               --------          --------     ----------  ----------  ----------  ----------   ----------
 .............................................................................................................................
 Total distributions              (0.26)            (0.13)         (0.50)      (0.39)      (0.39)      (0.43)       (0.79)
                               --------          --------     ----------  ----------  ----------  ----------   ----------
 .............................................................................................................................
 Net asset value, end of
  period                       $   7.62          $   7.78     $     7.82  $     7.71  $     7.86  $     7.10   $     8.12
                               --------          --------     ----------  ----------  ----------  ----------   ----------
 .............................................................................................................................
 Total return+                     2.87%             1.15%          8.15%       3.15%      16.61%      (7.34%)      11.15%
 .............................................................................................................................
 Ratios/supplemental data
 .............................................................................................................................
 Net assets, end of
  period (thousands)           $117,135          $124,664     $1,375,730  $1,557,886  $1,204,468  $1,197,727   $1,548,503
 .............................................................................................................................
 Ratios to average net
  assets
 .............................................................................................................................
 Expenses                          1.60%++           1.26%++        0.96%       0.87%       0.95%       1.55%        1.66%
 .............................................................................................................................
 Expenses, after fee
  credits                          1.60%++           1.25%++        0.96%       0.86%       0.94%         --           --
 .............................................................................................................................

 Net investment income             3.79%++           4.32%++        4.97%       5.34%       5.41%       4.92%        4.72%
 .............................................................................................................................
 Portfolio turnover rate             53%               77%           126%         69%         56%         84%          76%
 .............................................................................................................................

+ Excluding applicable sales charges.
++ Annualized.
+++ Calculation based on average shares outstanding.
(a) For the five months ended May 31, 1998. The Fund changed its fiscal year end from December 31 to May 31, effective May 31, 1998.
(b) For the period from January 20, 1998 (commencement of class operations) to May 31, 1998.

                  See Combined Notes to Financial Statements.

                   [LOGO OF MUNICIPAL BOND FUND APPEARS HERE]

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                Six Months
                                                   Ended
                                             November 30, 1998    Year Ended
                                                (Unaudited)    May 31, 1998 (a)
 CLASS C SHARES
 Net asset value, beginning of period             $ 7.78            $ 7.85
                                                  ------            ------
 ................................................................................
 Income from investment operations
 ................................................................................
 Net investment income                              0.15              0.11+++
 ................................................................................
 Net realized and unrealized gains or
  losses on securities and future contracts        (0.05)            (0.07)
                                                  ------            ------
 ................................................................................
 Total from investment operations                   0.10              0.04
                                                  ------            ------
 ................................................................................
 Less distributions
 ................................................................................
 From net investment income                        (0.15)            (0.11)
 ................................................................................
 From capital gains                                (0.11)                0
                                                  ------            ------
 ................................................................................
 Total distributions                               (0.26)            (0.11)
                                                  ------            ------
 ................................................................................
 Net asset value, end of period                   $ 7.62            $ 7.78
                                                  ------            ------
 ................................................................................
 Total return+                                      2.87%             0.46%
 ................................................................................
 Ratios/supplemental data
 ................................................................................
 Net assets, end of period (thousands)            $7,352            $7,708
 ................................................................................
 Ratios to average net assets
 ................................................................................
 Expenses                                           1.60%++           1.68%++
 ................................................................................
 Expenses, after fee credits                        1.60%++           1.68%++
 ................................................................................
 Net investment income                              3.78%++           3.94%++
 ................................................................................
 Portfolio turnover rate                              53%               77%
 ................................................................................

+ Excluding applicable sales charges.
++ Annualized.
+++ Calculation based on average shares outstanding.
(a) For the period from January 26, 1998 (commencement of class operations) to May 31, 1998.

                  See Combined Notes to Financial Statements.

            [LOGO OF SHORT INTERMEDIATE MUNICIPAL FUND APPEARS HERE]

                              Financial Highlights
                (For a share outstanding throughout each period)

                              Six Months       Year Ended          Year Ended
                                 Ended           May 31,           August 31,
                           November 30, 1998 ----------------   -----------------
                              (Unaudited)     1998   1997 (a)    1996    1995 (b)
 CLASS A SHARES
 Net asset value,
  beginning of period           $10.19       $10.09   $10.08    $ 10.17   $ 9.97
                                ------       ------   ------    -------   ------
 .....................................................................................
 Income from investment
  operations
 .....................................................................................
 Net investment income            0.20         0.41     0.30       0.43     0.30
 .....................................................................................
 Net realized and
  unrealized gains or
  losses on securities            0.08         0.10     0.01      (0.09)    0.20
                                ------       ------   ------    -------   ------
 .....................................................................................
 Total from investment
  operations                      0.28         0.51     0.31       0.34     0.50
                                ------       ------   ------    -------   ------
 .....................................................................................
 Less distributions
 .....................................................................................
 From net investment
  income                         (0.20)       (0.41)   (0.30)     (0.43)   (0.30)
 .....................................................................................
 From capital gains              (0.08)           0        0          0        0
                                ------       ------   ------    -------   ------
 .....................................................................................
 Total distributions             (0.28)       (0.41)   (0.30)     (0.43)   (0.30)
                                ------       ------   ------    -------   ------
 .....................................................................................
 Net asset value, end of
  period                        $10.19       $10.19   $10.09    $ 10.08   $10.17
                                ------       ------   ------    -------   ------
 .....................................................................................
 Total return+                    2.79%        5.11%    3.08%      3.37%    5.09%
 .....................................................................................
 Ratios/supplemental data
 .....................................................................................
 Net assets, end of
  period (thousands)            $7,663       $6,569   $6,072    $27,722   $6,820
 .....................................................................................
 Ratios to average net
  assets
 .....................................................................................
 Expenses                         0.75%++      0.81%    0.84%++    0.80%    0.70%++
 .....................................................................................
 Expenses, after fee
  credits                         0.74%++      0.81%    0.83%++      --       --
 .....................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursements                  0.76%++      0.85%    0.96%++    1.11%    1.14%++
 .....................................................................................
 Net investment income            4.00%++      4.01%    3.94%++    4.05%    4.32%++
 .....................................................................................
 Portfolio turnover rate            36%          78%      34%        29%      80%
 .....................................................................................

                              Six Months       Year Ended          Year Ended
                                 Ended           May 31,           August 31,
                           November 30, 1998 ----------------   -----------------
                              (Unaudited)     1998   1997 (a)    1996    1995 (b)
 CLASS B SHARES
 Net asset value,
  beginning of period           $10.19       $10.10   $10.08    $ 10.17   $ 9.97
                                ------       ------   ------    -------   ------
 .....................................................................................
 Income from investment
  operations
 .....................................................................................
 Net investment income            0.16         0.32     0.23       0.34     0.24
 .....................................................................................
 Net realized and
  unrealized gains or
  losses on securities            0.08         0.09     0.02      (0.09)    0.20
                                ------       ------   ------    -------   ------
 .....................................................................................
 Total from investment
  operations                      0.24         0.41     0.25       0.25     0.44
                                ------       ------   ------    -------   ------
 .....................................................................................
 Less distributions
 .....................................................................................
 From net investment
  income                         (0.16)       (0.32)   (0.23)     (0.34)   (0.24)
 .....................................................................................
 From capital gains              (0.08)           0        0          0        0
                                ------       ------   ------    -------   ------
 .....................................................................................
 Total distributions             (0.24)       (0.32)   (0.23)     (0.34)   (0.24)
                                ------       ------   ------    -------   ------
 .....................................................................................
 Net asset value, end of
  period                        $10.19       $10.19   $10.10    $ 10.08   $10.17
                                ------       ------   ------    -------   ------
 .....................................................................................
 Total return+                    2.33%        4.07%    2.49%      2.44%    4.50%
 .....................................................................................
 Ratios/supplemental data
 .....................................................................................
 Net assets, end of
  period (thousands)            $6,179       $5,790   $6,742    $ 7,413   $6,050
 .....................................................................................
 Ratios to average net
  assets
 .....................................................................................
 Expenses                         1.65%++      1.71%    1.73%++    1.67%    1.58%++
 .....................................................................................
 Expenses, after fee
  credits                         1.64%++      1.71%    1.73%++      --       --
 .....................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursements                  1.66%++      1.74%    1.86%++    2.07%    2.26%++
 .....................................................................................
 Net investment income            3.09%++      3.11%    3.04%++    3.28%    3.50%++
 .....................................................................................
 Portfolio turnover rate            36%          78%      34%        29%      80%
 .....................................................................................

+ Excluding applicable sales charges.
++ Annualized.
(a) For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.
(b) For the period from January 5, 1995 (commencement of class operations) to August 31, 1995.

                  See Combined Notes to Financial Statements.

            [LOGO OF SHORT INTERMEDIATE MUNICIPAL FUND APPEARS HERE]

                              Financial Highlights
                (For a share outstanding throughout each period)

                              Six Months
                                 Ended       Year Ended May 31,       Year Ended August 31,
                           November 30, 1998 ----------------------  -------------------------
                              (Unaudited)      1998     1997 (a)      1996     1995     1994
 CLASS Y SHARES
 Net asset value,
  beginning of period          $  10.19      $   10.10  $  10.07     $ 10.17  $ 10.21  $ 10.58
                               --------      ---------  --------     -------  -------  -------
 .................................................................................................
 Income from investment
  operations
 .................................................................................................
 Net investment income             0.21           0.42      0.30        0.43     0.46     0.47
 .................................................................................................
 Net realized and
  unrealized gains or
  losses on securities             0.08           0.09      0.03       (0.10)   (0.04)   (0.32)
                               --------      ---------  --------     -------  -------  -------
 .................................................................................................
 Total from investment
  operations                       0.29           0.51      0.33        0.33     0.42     0.15
                               --------      ---------  --------     -------  -------  -------
 .................................................................................................
 Less distributions
 .................................................................................................
 From capital gains               (0.08)             0         0           0        0    (0.02)
                               --------      ---------  --------     -------  -------  -------
 .................................................................................................
 From net investment
  income                          (0.21)         (0.42)    (0.30)      (0.43)   (0.46)   (0.50)
 .................................................................................................
 Total distributions              (0.29)         (0.42)    (0.30)      (0.43)   (0.46)   (0.52)
                               --------      ---------  --------     -------  -------  -------
 .................................................................................................
 Net asset value, end of
  period                       $  10.19      $   10.19  $  10.10     $ 10.07  $ 10.17  $ 10.21
                               --------      ---------  --------     -------  -------  -------
 .................................................................................................
 Total return                      2.87%          5.11%     3.36%       3.30%    4.20%    1.40%
 .................................................................................................
 Ratios/supplemental data
 .................................................................................................
 Net assets, end of
  period (thousands)           $157,760      $ 167,905  $ 32,293     $34,893  $40,581  $53,417
 .................................................................................................
 Ratios to average net
  assets
 .................................................................................................
 Expenses                          0.65%++        0.66%     0.74%++     0.70%    0.74%    0.58%
 .................................................................................................
 Expenses, after fee
  credits                          0.64%++        0.66%     0.73%++       --       --       --
 .................................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursements                   0.66%++        0.70%     0.86%++     0.90%    0.86%    0.83%
 .................................................................................................
 Net investment income             4.09%++        4.18%     4.04%++     4.27%    4.52%    4.54%
 .................................................................................................
 Portfolio turnover rate             36%            78%       34%         29%      80%      32%
 .................................................................................................

++ Annualized.
(a) For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.

                  See Combined Notes to Financial Statements.

             [LOGO OF HIGH GRADE MUNICIPAL BOND FUND APPEARS HERE]

                            Schedule of Investments
                         November 30, 1998 (Unaudited)

 Principal
   Amount                                                             Value

 LONG-TERM MUNICIPAL OBLIGATIONS - 97.1%
            Alabama - 1.0%
 $1,215,000 Jefferson County, Alabama,
             Sewer Revenue, Series D
             5.75%, 2/1/27......................................   $  1,309,114
                                                                   ------------
            Alaska - 3.1%
            Alaska, Industrial Development & Export Authority
             Power Revenue, Snettisham Hydroelectric, Series 1:
  2,000,000 5.00%, 1/1/27, (AMBAC)..............................      1,932,580
  1,000,000 5.25%, 1/1/22, (AMBAC)..............................      1,000,840
  1,000,000 Valdez, Alaska,
             Marine Terminal Revenue Refunding, Pipeline Inc.
             Project, Series B
             5.50%, 10/1/28.....................................      1,013,730
                                                                   ------------
                                                                      3,947,150
                                                                   ------------
            Arizona - 0.9%
  1,000,000 Creighton, Arizona,
             Elementary School District No. 14 of Maricopa
             County, School Improvements (Project of 1990),
             Series C 1991
             6.50%, 7/1/07, (FGIC)..............................      1,169,820
                                                                   ------------
            California - 5.5%
  1,000,000 California State, Department of Water Resources,
             Central Valley Project Water Systems, Series Q
             5.375%, 12/1/27, (MBIA)............................      1,040,370
  1,000,000 California State, Public Works Lease, California
             State University Project, Series A
             5.375%, 10/1/17, (AMBAC)...........................      1,053,410
  1,000,000 Orange County, California,
             Public Finance Authority
             5.75%, 12/1/10, (AMBAC)............................      1,116,920
  2,000,000 San Francisco, California,
             City & County International Airport Revenue, Second
             Series, Issue 10-A
             5.70%, 5/1/26, (MBIA)..............................      2,113,300
    500,000 San Mateo County, California,
             Joint Powers Finance Authority, Lease Revenue,
             Capital Projects Program, 1993 Series A
             6.50%, 7/1/16, (MBIA)..............................        604,845
  1,000,000 Southern California, Public Power Authority, Mead
             Adelanto Project, Series A
             5.00%, 7/1/17, (AMBAC).............................      1,010,650
                                                                   ------------
                                                                      6,939,495
                                                                   ------------
            Colorado - 3.0%
  1,500,000 Arapahoe County, Colorado,
             Public Highway Authority, Capital Improvements
             Trust Fund Revenue, (E-470 Project)
             6.15%, 8/31/26, (MBIA).............................      1,692,840
  1,000,000 Colorado State, Public Highway Authority, (E-470
             Project), Senior Series A
             5.75%, 9/1/14......................................      1,117,040

 Principal
   Amount                                                             Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
            Colorado - continued
 $1,000,000 Denver, Colorado,
             City & County Airport Revenue, Airport Systems
             Revenue
             5.00%, 11/15/25, (FSA).............................   $    976,820
                                                                   ------------
                                                                      3,786,700
                                                                   ------------
            District of Columbia - 1.6%
  2,000,000 District of Columbia, Revenue, Carnegie Endowment
             5.75%, 11/15/26....................................      2,098,680
                                                                   ------------
            Florida - 3.3%
  1,000,000 Florida State, Board of Education Capital Outlay,
             General Obligation, Series A
             5.00%, 6/1/27......................................        995,780
  2,000,000 Florida State, Housing Finance Corp. Revenue,
             Homeowner Mortgage, Series 2
             5.35%, 1/1/21, (MBIA)..............................      2,033,760
     50,000 Jacksonville, Florida,
             Electric Authority Revenue,
             Series 3-A
             5.20%, 10/1/02.....................................         52,529
  1,000,000 Orange County, Florida,
             Health Facilities Authority Revenue, Orlando
             Regional Healthcare Systems, Series 1996C
             6.25%, 10/1/16, (MBIA).............................      1,175,020
                                                                   ------------
                                                                      4,257,089
                                                                   ------------
            Georgia - 1.0%
     50,000 De Kalb County, Georgia,
             Health Facilities, General Obligation
             5.30%, 1/1/03......................................         52,851
  1,000,000 Georgia State, Municipal Electric Authority, Power
             Revenue, Special Obligation Bond, Series Y
             6.50%, 1/1/17, (MBIA)..............................      1,194,460
                                                                   ------------
                                                                      1,247,311
                                                                   ------------
            Hawaii - 0.0%
     50,000 Hawaii State, General Obligation, Series CE
             5.20%, 6/1/04......................................         52,742
                                                                   ------------
            Idaho - 0.6%
    720,000 Idaho State, Housing Agency, Single Family Mortgage
             Revenue,
             Series C-1
             6.30%, 7/1/11......................................        770,191
                                                                   ------------
            Illinois - 9.2%
     85,000 Bloomingdale, Illinois,
             General Obligation
             5.45%, 1/1/09......................................         90,183
  2,150,000 Chicago, Illinois,
             General Obligation, Series 1995
             6.125%, 1/1/16, (AMBAC)............................      2,389,639

             [LOGO OF HIGH GRADE MUNICIPAL BOND FUND APPEARS HERE]

                         November 30, 1998 (Unaudited)

 Principal
   Amount                                                             Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
            Illinois - continued
 $3,000,000 Illinois State, Development Finance Authority
             Pollution Control Refunding Revenue, (Commonwealth
             Edison Co. Project), Series 1994D
             6.75%, 3/1/15, (AMBAC).............................   $  3,409,500
  1,500,000 Illinois State, Health Facilities Authority Revenue,
             Loyola University Health Systems, Series A
             6.00%, 7/1/13, (MBIA)..............................      1,692,240
  1,750,000 Illinois State, Health Facilities Authority, Health
             Facilities Refunding Revenue, Series 1992AA
             6.50%, 6/1/12, (MBIA)..............................      2,070,022
            Illinois State, Sales Tax Revenue:
     60,000 4.90%, 6/15/07......................................         63,208
  1,000,000 5.50%, 6/15/20......................................      1,032,630
  1,000,000 Illinois State, Metropolitan Pier & Exposition
             Authority, Dedicated State Tax Revenue, McCormick
             Plantation Expansion, Series A
             5.25%, 6/15/27.....................................      1,011,950
                                                                   ------------
                                                                     11,759,372
                                                                   ------------
            Indiana - 2.4%
  1,500,000 Indiana State, Middle School Building Corp.,
             Lawrence Township of Marion County, First Mortgage
             Revenue
             6.875%, 7/5/11, (MBIA).............................      1,841,265
  1,000,000 Indiana State, Transportation Finance Authority,
             Highway Revenue,
             Series 1992A
             6.80%, 12/1/16, (MBIA).............................      1,225,550
                                                                   ------------
                                                                      3,066,815
                                                                   ------------
            Massachusetts - 3.0%
    50,000  Massachusetts State, Bay Transportation Authority,
             General Transportation Systems Revenue, Series A
             5.30%, 3/1/05......................................         53,504
  1,000,000 Massachusetts State, General Obligation, Series A
             6.50%, 11/1/14, (AMBAC)............................      1,205,150
  1,000,000 Massachusetts State, Industrial Finance Agency
             Revenue, Parking Facilities, Avon Associates LLC,
             Series A
             5.375%, 4/1/20, (MBIA).............................      1,023,350
            Massachusetts State, Port Authority Revenue, Series
             A:
  1,000,000 5.00%, 7/1/27.......................................        980,570
    500,000 5.75%, 7/1/12.......................................        559,205
                                                                   ------------
                                                                      3,821,779
                                                                   ------------
            Michigan - 3.9%
  2,500,000 Detroit, Michigan,
             Water Supply Systems Revenue, Senior Lien, Series A
             6.00%, 7/1/14, (MBIA)..............................      2,844,225

 Principal
   Amount                                                             Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
            Michigan - continued
 $1,000,000 Detroit, Michigan,
             City School District Refunding, Series C
             5.25%, 5/1/13, (FGIC)..............................   $  1,062,490
  1,000,000 Michigan State, Hospital Finance Authority Revenue,
             Henry Ford Health, Series A
             5.25%, 11/15/25....................................      1,004,410
                                                                   ------------
                                                                      4,911,125
                                                                   ------------
            Minnesota - 0.4%
    450,000 Minnesota State, Housing Finance Agency, Single
             Family Mortgage Revenue, Series H
             6.70%, 1/1/18......................................        484,637
                                                                   ------------
            Mississippi - 0.9%
  1,000,000 Mississippi State, Home Corp., Single Family
             Revenue, Class 7, Series B
             5.25%, 6/1/30, (FNMA & GNMA).......................      1,083,560
                                                                   ------------
            Nebraska - 1.6%
  2,000,000 Nebraska State, Investment Finance Authority, Single
             Family Housing Revenue, Series F
             5.60%, 9/1/20, (GNMA)..............................      2,034,140
                                                                   ------------
            Nevada - 0.8%
  1,000,000 Clark County, Nevada,
             School District, Building & Renovations, General
             Obligation, Series B
             5.25%, 6/15/17, (FGIC).............................      1,031,010
                                                                   ------------
            New Jersey - 0.1%
     65,000 Medford Township, New Jersey,
             Board of Education, General Obligation
             5.95%, 2/1/03, (FGIC)..............................         70,405
                                                                   ------------
            New Mexico - 2.2%
    500,000 Albuquerque, New Mexico,
             Airport Revenue, Series 1995 A
             6.35%, 7/1/07, (AMBAC).............................        542,650
  2,100,000 Farmington, New Mexico,
             Pollution Control Revenue, Public Service Company
             of San Juan, Series C
             5.70%, 12/1/16, (AMBAC)............................      2,268,504
                                                                   ------------
                                                                      2,811,154
                                                                   ------------
            New York - 11.8%
            Long Island, New York,
             Power Authority, Electric Systems Revenue, Series
             A:
  1,750,000 5.50%, 12/1/29......................................      1,809,622
  2,250,000 5.75%, 12/1/24......................................      2,416,995
  1,000,000 New York & New Jersey
             Port Authority, 104th Series
             5.20%, 7/15/21, (AMBAC)............................      1,017,390
    500,000 New York & New Jersey,
             Port Authority, 97th Series
             6.50%, 7/15/19, (FGIC).............................        558,495

             [LOGO OF HIGH GRADE MUNICIPAL BOND FUND APPEARS HERE]

                         November 30, 1998 (Unaudited)

 Principal
   Amount                                                             Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
            New York - continued
            New York City, New York,
             Municipal Water Finance Authority, Series B:
 $1,000,000 5.50%, 6/15/27, (MBIA)..............................   $  1,055,410
  2,000,000 5.75%, 6/15/29, (MBIA)..............................      2,159,740
    700,000 New York City, New York,
             Municipal Water Finance Authority, Water & Sewer
             Systems Revenue
             5.75%, 6/15/26, (MBIA).............................        752,150
  1,600,000 New York State, Mortgage Agency Revenue Series 73-A
             5.30%, 10/1/28.....................................      1,612,400
  1,500,000 New York State, Housing Finance Agency Revenue,
             Series 1994 B
             6.35%, 8/15/23, (AMBAC)............................      1,626,660
  1,000,000 New York State, Local Government Assistance Corp.
             5.50%, 4/1/21......................................      1,030,620
  1,000,000 New York State, Mortgage Agency Revenue, Homeowner
             Mortgage, Series 70
             5.375%, 10/1/17....................................      1,023,240
                                                                   ------------
                                                                     15,062,722
                                                                   ------------
            North Dakota - 2.6%
  3,000,000 Mercer County, North Dakota,
             Pollution Control Revenue, (Basin Electric Power,
             Cooperative-Antelope Valley), Second Series
             6.05%, 1/1/19, (AMBAC).............................      3,290,790
                                                                   ------------
            Ohio - 3.0%
  2,000,000 Hamilton County, Ohio,
             Sales Tax Revenue, Hamilton County Football,
             Project B
             5.00%, 12/1/18, (MBIA).............................      2,004,860
  1,000,000 Ohio State, Board of Education, Kings Local School
             District, City of Warren, General Obligation,
             Series 1995
             7.50%, 12/1/16, (FGIC).............................      1,325,920
    455,000 Ohio State, Housing Finance Agency, Residential
             Mortgage Revenue, 1995 Series A-2
             6.625%, 3/1/26, (GNMA).............................        491,223
                                                                   ------------
                                                                      3,822,003
                                                                   ------------
            Pennsylvania - 2.2%
    100,000 Delaware County, Pennsylvania, Villanova University
             Revenue,
             Series A
             4.625%, 12/1/07, (MBIA)............................        103,538
    110,000 Lehigh County, Pennsylvania,
             General Obligation
             5.125%, 11/15/08, (FGIC)...........................        115,076
    100,000 Pennsylvania State, Industrial Development Authority
             Revenue, Economic Development
             5.00%, 7/1/04, (AMBAC).............................        104,551
     50,000 Pennsylvania State, State Turnpike Commission,
             Turnpike Revenue, Series F
             7.25%, 12/1/17, (AMBAC)............................         52,977

 Principal
   Amount                                                             Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
            Pennsylvania - continued
 $1,000,000 Pittsburgh, Pennsylvania,
             General Obligation, Series D
             5.00%, 9/1/19, (FGIC)..............................   $    998,640
    100,000 Pittsburgh, Pennsylvania,
             School District, General Obligation, Series A
             4.85%, 9/1/03......................................        104,371
     50,000 Scranton, Lackawanna,
             Pennsylvania, Health & Welfare Authority Revenue
             5.00%, 1/1/06, (MBIA)..............................         52,522
    100,000 Tunkhannock, Pennsylvania,
             Area School District, General Obligation
             4.55%, 7/15/08, (AMBAC)............................        102,321
     90,000 University of Pittsburgh, Pennsylvania, The
             Commonwealth System of Higher Education, University
             Capital Projects Revenue
             5.05%, 6/1/10, (FGIC)..............................         94,801
  1,000,000 York County, Pennsylvania,
             Solid Waste & Refuse Authority, Solid Waste Systems
             Revenue
             5.50%, 12/1/12, (FGIC).............................      1,094,330
                                                                   ------------
                                                                      2,823,127
                                                                   ------------
            South Carolina - 3.8%
  2,300,000 Greenville, South Carolina,
             Hospital Systems, Hospital Facilities Revenue,
             Series A
             5.75%, 5/1/14......................................      2,458,516
            South Carolina State, Port Authority Revenue:
  1,075,000 Refunded, 6.625%, 7/1/11............................      1,163,870
  1,075,000 Series 1991, 6.625%, 7/1/11, (AMBAC)................      1,163,032
                                                                   ------------
                                                                      4,785,418
                                                                   ------------
            Tennessee - 1.5%
  1,700,000 Knox County, Tennessee,
             Health, Educational & Housing Facility Board,
             Hospital Facility Revenue, (Fort Sanders Alliance),
             Series 1993
             6.25%, 1/1/13, (MBIA)..............................      1,971,065
                                                                   ------------
            Texas - 5.2%
  1,500,000 Austin, Texas,
             Airport System Revenue, Prior Lien, Series 1995A
             6.125%, 11/15/25, (MBIA)...........................      1,649,175
  1,000,000 Dallas, Texas,
             Special Tax Revenue, Series A
             5.25%, 8/15/16, (AMBAC)............................      1,037,150
  1,500,000 Hays, Texas,
             Consolidated Independent School District, General
             Obligation
             5.875%, 8/15/22....................................      1,633,560
  1,000,000 Houston, Texas,
             Water Conveyance System Contract, COP, Series 1993
             H
             7.50%, 12/15/14, (AMBAC)...........................      1,302,950

             [LOGO OF HIGH GRADE MUNICIPAL BOND FUND APPEARS HERE]

                         November 30, 1998 (Unaudited)

 Principal
   Amount                                                            Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
            Texas - continued
 $1,000,000 Texas State, Department of Housing & Community
             Affairs, Residential Mortgage Revenue, Series A
             5.25%, 7/1/18, (GNMA & FNMA)......................   $  1,007,080
                                                                  ------------
                                                                     6,629,915
                                                                  ------------
            Utah - 0.9%
  1,000,000 Salt Lake City, Utah,
             Salt Lake County Airport Revenue, Series 1993A
             6.00%, 12/1/12, (FGIC)............................      1,089,590
                                                                  ------------
            Virginia - 3.9%
  2,000,000 Hanover County, Virginia,
             Industrial Development Authority Revenue, Memorial
             Regional Medical Center Project, Series 1995
             6.375%, 8/15/18, (MBIA)...........................      2,381,280
  1,000,000 Loudoun County, Virginia,
             Sanitation Authority Water & Sewer Revenue
             4.75%, 1/1/21, (MBIA).............................        969,360
  1,545,000 Virginia State, Housing Development Authority,
             Commonwealth Mortgage Revenue, Series D
             5.40%, 7/1/21.....................................      1,564,853
                                                                  ------------
                                                                     4,915,493
                                                                  ------------
            Washington - 5.7%
  1,000,000 Chelan County, Washington,
             Public Utility District, Consolidated Revenue,
             Series A
             5.25%, 7/1/33, (FSA)..............................        996,970
  2,500,000 City of Tacoma, Washington,
             Electric Systems Refunding Revenue, Series 1994
             6.25%, 1/1/15, (FGIC).............................      2,760,750
  2,500,000 Port Seattle, Washington,
             Passenger Facility Charge Revenue, Series A
             5.00%, 12/1/23, (MBIA)............................      2,468,375
  1,000,000 Seattle, Washington,
             Port Revenue, Series A
             5.50%, 10/1/22, (FGIC)............................      1,055,100
                                                                  ------------
                                                                     7,281,195
                                                                  ------------
            West Virginia - 0.4%
    500,000 West Virginia State, Housing Development Funding
             Revenue, Series A
             6.05%, 5/1/27.....................................        536,595
                                                                  ------------
            Wisconsin - 9.1%
  4,500,000 Superior, Wisconsin,
             Limited Obligation Refunding Revenue, Midwest
             Energy Resource Co. Project, Series E-1991
             6.90%, 8/1/21, (FGIC).............................      5,679,990

 Principal
   Amount                                                             Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
            Wisconsin - continued
 $1,000,000 Wisconsin State, Health & Educational Facilities
             Authority Revenue, Childrens Hospital of Wisconsin
             Inc.
             5.00%, 2/15/18, (AMBAC)............................   $    996,260
            Wisconsin State, Housing & Economic Development
             Authority, Home Ownership Revenue:
  1,250,000 Series B, 5.60%, 3/1/28.............................      1,283,475
  2,500,000 Series H, 5.75%, 9/1/28.............................      2,584,875
     80,000 Wisconsin State, Transportation Revenue,
             Prerefunded, Series B
             5.50%, 7/1/22......................................         84,654
    920,000 Wisconsin State, Transportation Revenue, Unrefunded
             Balance, Series B, 5.50%, 7/1/22...................        939,725
                                                                   ------------
                                                                     11,568,979
                                                                   ------------
            Puerto Rico - 2.5%
  1,000,000 Commonwealth of Puerto Rico, General Obligation
             6.50%, 7/1/10, (MBIA)..............................      1,200,070
    500,000 Puerto Rico, Electric Power Authority, Power
             Refunding Revenue, Series Y
             6.50%, 7/1/06, (MBIA)..............................        579,655
    335,000 Puerto Rico, Housing, Bank & Finance Agency, Single
             Family Mortgage Revenue, 6.10%, 10/1/15,
             (GNMA, FNMA & FHLMC)...............................        356,554
  1,000,000 Puerto Rico, Public Finance Corp., Commonwealth
             Appropriated Revenue, Series A
             5.375%, 6/1/16, (AMBAC)............................      1,079,920
                                                                   ------------
                                                                      3,216,199
                                                                   ------------
            Total Long-Term Municipal Obligations
             (cost $116,513,880)................................    123,645,380
                                                                   ------------

   Shares
 MUTUAL FUND SHARES - 1.7%
  2,137,054 Federated Municipal Obligations Fund (cost
             $2,137,054)........................................      2,137,054
                                                                   ------------
            Total Investments -
             (cost $118,650,934).........................    98.8%  125,782,434
            Other Assets and
             Liabilities - net...........................     1.2     1,546,088
                                                            -----  ------------
            Net Assets - ................................   100.0% $127,328,522
                                                            =====  ============

             [LOGO OF HIGH GRADE MUNICIPAL BOND FUND APPEARS HERE]

                         November 30, 1998 (Unaudited)


The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of debt securities to meet their obligations may be affected by economic developments in a specific industry or munic-ipality. In order to reduce risk associated with such economic develop-ments, securities may possess municipal bond insurance from various fi-nancial institutions and financial guaranty assurance agencies. Therefore the Funds may be more affected by developments in the insurance industry or a specific municipal bond insurer. At November 30, 1998, 71.2% of the securities, as a percentage of net assets, are backed by bond insurance of various financial institutions and financial guaranty assurance agen-cies. At November 30, 1998, the Fund had securities backed by bond insur-ance of the following financial institutions representing more than 5% of net assets:

AMBAC 21.8%
FGIC 14.2%
MBIA 29.8%

Summary of Abbreviations:
AMBAC  Insured by American Municipal Bond Assurance Corporation
COP  Certificate of Participation
FGIC Insured by Federal Guaranty Insurance Company
FHLMC Insured by Federal Home Loan Mortgage Corporation
FNMA Insured by Federal National Mortgage Association
FSA  Insured by Financial Security Assurance Corporation
GNMA Insured by Government National Mortgage Association
MBIA Insured by Municipal Bond Investors Assurance Corporation

                  See Combined Notes to Financial Statements.

                   [LOGO OF MUNICIPAL BOND FUND APPEARS HERE]

                            Schedule of Investments
                         November 30, 1998 (Unaudited)

  Principal
   Amount                                                            Value

 LONG-TERM MUNICIPAL OBLIGATIONS - 97.4%
             Alabama - 1.6%
             Alabama State, Housing Finance Authority, Single
              Family Revenue:
 $ 2,005,000 Collateralized Home Mortgage,
             Series D-1 6.00%, 10/1/16........................   $    2,126,323
      35,000 Series A-2 10.75%, 6/1/13........................           37,476
   2,000,000 Alabama State, Water Pollution Control Authority,
              Revolving Fund Loan, Series B
              5.50%, 8/15/16..................................        2,087,900
     655,000 Birmingham, Alabama,
              Airport Authority, Airport Revenue
              5.625%, 7/1/26, (MBIA)..........................          696,291
   3,895,000 Jefferson County, Alabama,
              Board of Education, Capital Outlay, School
              Warrants, Series A
              5.80%, 2/15/20, (FSA)...........................        4,240,175
   9,900,000 Jefferson County, Alabama,
              Sewer Revenue, Series A54
              7.92%, 2/1/27 (d)...............................       11,385,495
                                                                 --------------
                                                                     20,573,660
                                                                 --------------
             Alaska - 3.8%
  15,000,000 Alaska State, Energy Authority, Utilities
              Revenue, Linked Bulls/Bears Floaters
              6.60%, 7/1/15, (FGIC) (c).......................       17,947,650
  15,580,000 Alaska State, Housing Finance Corp., General
              Obligation, Series A-2, 5.75%, 6/1/24...........       16,132,623
             Alaska State, Industrial Development and Export
              Authority:
   5,000,000 Refunding, Revolving Fund, Series A
             5.20%, 4/1/18....................................        5,018,900
   5,000,000 Snettisham Hydroelec, Series 1
              5.25%, 1/1/22...................................        5,069,550
   5,000,000 Valdez, Alaska,
              Marine Terminal Revenue, Pipeline, Inc. Project,
              Series C
              5.65%, 12/1/28..................................        5,103,700
                                                                 --------------
                                                                     49,272,423
                                                                 --------------
             Arizona - 1.4%
     850,000 Chandler, Arizona,
              Water & Sewer Revenue
              6.75%, 7/1/06, (FGIC)...........................          912,620
             Maricopa County, Arizona, Elementary School
              District:
   2,000,000 No. 008, Osborn Refunding
             7.50%, 7/1/07, (MBIA)............................        2,480,080
   3,750,000 No. 068, Series A
             6.75%, 7/1/14, (AMBAC)...........................        4,297,987
   6,000,000 No. 069
             8.125%, 1/1/10, (MBIA)...........................        7,979,040
   2,030,000 Pima County, Arizona,
              Unified School District No. 001, General
              Obligation
              7.50%, 7/1/03, (FGIC)...........................        2,335,637
                                                                 --------------
                                                                     18,005,364
                                                                 --------------

  Principal
   Amount                                                             Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             California - 7.9%
 $ 1,500,000 Abag, California,
              Rhoda Haas Goldman Plaza Finance Authority for
              Non Profit Corps., COP
              5.125%, 5/15/15, (California Mortgage Insured)...   $    1,509,075
   1,000,000 Anaheim, California,
              Public Financing Authority, Lease Revenue, Public
              Improvements Project, Series C
              6.00%, 9/1/16, (FSA).............................        1,155,280
   7,750,000 California State, Educational Facilities Authority
              Revenue, Stanford University, Series N
              5.20%, 12/1/27...................................        7,922,282
   2,500,000 California State, General Obligation, Series BH,
              AMT
              5.50%, 12/1/18...................................        2,569,725
             California State Housing Finance Agency Revenue:
  12,000,000 Home Mortgage, Series D
             5.85%, 8/1/17.....................................       12,702,120
   1,980,000 Home Mortgage, Series H
             6.25%, 8/1/27.....................................        2,107,948
   7,000,000 Multifamily Housing, Series B
             5.40%, 8/1/18, (MBIA).............................        7,103,250
             California State, Public Works Board, Lease
              Revenue:
             California State University Projects, Series A:
   8,775,000 5.50%, 10/1/14....................................        9,375,034
   9,000,000 5.50%, 10/1/15....................................        9,542,340
   5,150,000 5.25%, 10/1/16....................................        5,322,268
   9,195,000 Community College Projects, Series B, 5.625%,
              3/1/16, (AMBAC)..................................        9,878,832
   3,700,000 Correctional State Prison, Series E
              5.50%, 6/1/15....................................        4,028,005
     200,000 Los Angeles County, California, Public Works
              Financing Authority, Lease Revenue, Multiple
              Capital Facilities Project, Series B
              5.125%, 12/1/17, (AMBAC).........................          203,880
   2,750,000 Palm Desert, California,
              Financing Authority, Tax Allocation Revenue,
              Project Area No.1, 5.625%, 4/1/23, (MBIA)........        2,929,410
     550,000 Poway, California,
              Community Facilities District, Special Tax,
              Parkway Business Center
              6.75%, 8/15/15...................................          601,667
   3,765,000 San Francisco, California, International Airport
              Revenue, Series Issue 10-A, AMT
              5.70%, 5/1/26....................................        3,999,635

                   [LOGO OF MUNICIPAL BOND FUND APPEARS HERE]

                         November 30, 1998 (Unaudited)

  Principal
   Amount                                                            Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             California - continued
 $11,915,000 San Joaquin Hills, California,
              Toll Road Revenue, Senior Lien,
              (Eff. Yield 7.748%)
              0.00%, 1/1/19 (b)...............................   $    4,371,137
   3,000,000 San Jose, California, Redevelopment Agency, Tax
              Allocation, Merged Area Redevelopment Project,
              Series B
              5.75%, 8/1/11...................................        3,224,580
     400,000 San Juan, California,
              MSR Public Power Agency Revenue, Series B
              6.75%, 7/1/11...................................          436,272
             Southern California State, Public Power
              Authority:
   3,000,000 Power Project Revenue, Mead Adelanto Project,
             Series A
             5.00%, 7/1/17, (AMBAC)...........................        3,018,720
  10,000,000 Transmission Project Revenue, (Eff. Yield 5.93%)
             0.00%, 7/1/15, (FGIC)(b).........................        4,484,000
             Victor Valley, California,
              Joint Unified High School District, General
              Obligation:
   3,780,000  (Eff. Yield 6.25%)
              0.00%, 9/1/11, (MBIA)(b)........................        2,131,088
   4,450,000 (Eff. Yield 6.35%)
             0.00%, 9/1/13, (MBIA)(b).........................        2,228,026
     625,000 Vista, California,
              Community Development Commission Tax Allocation
              Revenue, Vista Redevelopment Project
              6.00%, 9/1/10...................................          724,475
                                                                 --------------
                                                                    101,569,049
                                                                 --------------
             Colorado - 6.2%
   4,000,000 Araphoe County, Colorado,
              Single Family Mortgage Revenue, Series A,
              (Eff. Yield 6.00%)
              0.00%, 9/1/10 (b)...............................        2,310,000
   5,000,000 Colorado Springs, Colorado, Company Utilities
              Revenue, Series A 5.375%, 11/15/26..............        5,149,400
             Colorado State, East 470 Public Highway Authority
              Revenue, Senior Series B:
   9,795,000 (Eff. Yield 5.30%)
             0.00%, 9/1/13 (b)................................        4,840,885
   4,000,000 (Eff. Yield 5.35%)
             0.00%, 9/1/14 (b)................................        1,855,880
   5,000,000 (Eff. Yield 5.449%)
             0.00%, 9/1/17 (b)................................        1,957,000
   1,880,000 Colorado State, Health Facilities Authority
              Revenue, Sisters Charity Health Care, Series A
             6.25%, 5/15/09, (MBIA)...........................        2,173,280

  Principal
   Amount                                                            Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             Colorado - continued
             Colorado State, Housing Finance Authority
              Revenue, Single Family Mortgage:
 $ 2,275,000 Series A-2, AMT 6.60%, 5/1/28....................   $    2,513,989
   3,000,000 Series B- 2, 6.40%, 11/1/24......................        3,270,120
             Denver, Colorado,
              City & County Airport Revenue:
     140,000 Prerefunded Balance, Series A
             8.00%, 11/15/25..................................          156,467
     865,000 Prerefunded Balance, Series B
             7.25%, 11/15/12..................................          986,671
   3,000,000 Series A, AMT
             5.00%, 11/15/25, (FSA)...........................        2,926,710
   8,200,000 Series D, 7.75%, 11/15/13........................       10,493,458
             Unrefunded Balance:
   3,385,000 Series B, 7.25%, 11/15/12........................        3,743,945
     720,000 Series A, 7.25%, 11/15/25........................          825,574
   5,480,000 Series A, 7.50%, 11/15/23........................        6,360,033
   9,700,000 Series D, 7.75%, 11/15/21........................       10,714,620
     915,000 Series A, 8.00%, 11/15/25........................          993,589
     385,000 Series A, 8.00%, 11/15/25........................          421,825
   8,060,000 Series A, 8.75%, 11/15/23........................        9,137,542
             El Paso County, Colorado,
              School District No. 11, Colorado Springs:
   2,310,000 6.50%, 12/1/12...................................        2,812,725
   2,000,000 7.10%, 12/1/13...................................        2,570,320
   1,000,000 7.10%, 12/1/16...................................        1,290,910
   2,250,000 Larimer County, Colorado,
              School District
             7.00%, 12/15/16, (MBIA)..........................        2,891,115
                                                                 --------------
                                                                     80,396,058
                                                                 --------------
             Connecticut - 0.2%
   2,000,000 Connecticut State, Housing Finance Authority
              Revenue, AMT
             5.375%, 11/15/18.................................        2,023,120
                                                                 --------------
             Delaware - 0.1%
   1,600,000 Delaware State, Health Facilities Authority
              Revenue, Medical Center of Delaware
              7.00%, 10/1/15, (MBIA)..........................        1,836,416
                                                                 --------------
             District of Columbia - 1.5%
   1,500,000 District of Columbia Revenue, American
              Association for the Advancement of Science
              5.25%, 1/1/16, (AMBAC)..........................        1,549,020
   3,765,000 District of Columbia, Hospital Revenue,
              Medatlantic Healthcare Group, Series A
              6.00% 8/15/11, (MBIA)...........................        4,278,320

                   [LOGO OF MUNICIPAL BOND FUND APPEARS HERE]

                         November 30, 1998 (Unaudited)

  Principal
   Amount                                                            Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             District of Columbia - continued
 $ 8,000,000 District of Columbia, Housing Revenue, Carnegie
              Endowment for International Peace
              5.75%, 11/15/26.................................   $    8,442,720
   5,705,000 Washington, District of Columbia, Convention
              Center Authority, Dedicated Tax Revenue,
              Senior Lien
              5.00%, 10/1/21, (AMBAC).........................        5,621,023
                                                                 --------------
                                                                     19,891,083
                                                                 --------------
             Florida - 2.6%
  10,000,000 Florida State, Board of Education, Capital
              Outlay, General Obligation, Public Education,
              Series B
              5.75%, 6/1/17...................................       10,666,400
             Gainesville, Florida,
              Utilities Systems Revenue, Series B:
   1,000,000 5.50%, 10/1/13...................................        1,059,320
     435,000 7.50%, 10/1/08...................................          549,435
     695,000 7.50%, 10/1/09...................................          888,474
     420,000 Hillsborough County, Florida, Housing Finance
              Agency, Single Family Mortgage Revenue, Series A
              7.30%, 4/1/22...................................          437,758
   3,580,000 Jacksonville, Florida,
              Transportation Authority Revenue
              9.20%, 1/1/15...................................        5,185,630
     300,000 Lee County, Florida,
              Solid Waste Systems Revenue, Series B
              7.00%, 10/1/11..................................          331,479
   8,000,000 Miami-Dade County, Florida,
              Special Obligation, Series A,
              (Eff. Yield 5.50%)
              0.00%, 10/1/16 (b)..............................        3,293,200
   2,000,000 Orange County, Florida,
              Health Facilities Authority Revenue, Orlando
              Regional Healthcare, Series A
              6.25%, 10/1/18, (MBIA)..........................        2,348,600
     495,000 Orange County, Florida,
              Housing Finance Authority Revenue, Single Family
              Mortgage, Series B
              6.85%, 10/1/27,
              (GNMA/FNMA).....................................          532,318
   2,960,000 Orlando-Orange County, Florida,
              Expressway Authority Revenue
              8.25%, 7/1/15, (FGIC)...........................        4,173,926
   1,250,000 Palm Beach County, Florida,
              Health Facilities Authority Revenue, Waterford
              Project
              5.50%, 10/1/15..................................        1,254,437
   1,000,000 Sarasota County, Florida,
              Utilities Systems Revenue
              6.50%, 10/1/22..................................        1,153,110

  Principal
   Amount                                                            Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             Florida - continued
 $   500,000 Tampa, Florida,
              Allegheny Health Systems Revenue
              6.50%, 12/1/23..................................   $      576,825
     500,000 Tarpon Springs, Florida,
              Health Facilities Authority, Hospital Revenue,
              Tarpon Springs Hospital
              8.75%, 5/1/12...................................          511,470
                                                                 --------------
                                                                     32,962,382
                                                                 --------------
             Georgia - 3.2%
   4,255,000 Atlanta, Georgia,
              Metropolitan Rapid Transit Authority, Sales Tax
              Revenue, Series P
              6.25%, 7/1/11, (AMBAC)..........................        5,008,177
   3,000,000 Forsyth County, Georgia,
              School District, General Obligation
              6.75%, 7/1/16...................................        3,681,360
   6,500,000 Fulton County, Georgia, Development Authority
              Special Facilities Revenue, Delta Airlines Inc.
              Project
              5.45%, 5/1/23...................................        6,430,905
   9,800,000 Georgia State, Municipal Electric Authority,
              Power Revenue, Series B
              6.375%, 1/1/16..................................       11,534,502
  10,700,000 Georgia State, General Obligation, Series C
              5.25%, 4/1/11...................................       11,608,002
   2,620,000 Private Colleges & University Facilities
              Authority Revenue, Georgia, Mercer University
              Project
              6.40%, 11/1/11, (MBIA)..........................        3,108,578
                                                                 --------------
                                                                     41,371,524
                                                                 --------------
             Hawaii - 0.6%
             Hawaii State, Department of Budget and Finance,
              Special Purpose Revenue, Hawaiian Electric Co.,
              Inc., Series A:
   2,000,000 4.95%, 4/1/12....................................        2,048,480
   2,000,000 5.65%, 10/1/27, (MBIA)...........................        2,167,360
   4,060,000 Hawaii State, Housing Finance & Development Corp.
              Revenue, Series C, AMT
              5.35%, 7/1/20...................................        4,084,563
                                                                 --------------
                                                                      8,300,403
                                                                 --------------
             Idaho - 0.1%
     715,000 Idaho State, Housing Finance Authority Revenue,
              Single Family Mortgage Bonds, Series D-1
              8.00%, 1/1/20...................................          797,282
                                                                 --------------

                   [LOGO OF MUNICIPAL BOND FUND APPEARS HERE]

                         November 30, 1998 (Unaudited)

  Principal
   Amount                                                            Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             Illinois - 4.4%
 $ 5,000,000 Chicago, Illinois,
              Public Building Commerce, Building Revenue,
              Series A
              5.75%, 12/1/18, (MBIA)..........................   $    5,329,700
   1,890,000 Chicago, Illinois,
              Single Family Mortgage Revenue, Series B, 6.95%,
              9/1/28..........................................        2,109,826
   4,000,000 Illinois State, Development Finance Authority,
              Pollution Control Revenue, Commonwealth Edison
              Company Project, Series D
              6.75%, 3/1/15, (AMBAC) .........................        4,587,680
   3,000,000 Illinois State, Educational Facilities Authority
              Revenue, Centegra Health Systems
              5.25%, 9/1/24...................................        2,950,200
   2,000,000 Illinois State, General Obligation
              5.70%, 4/1/10...................................        2,143,440
   9,000,000 Illinois State, Sales Tax Revenue, Series P
              6.50%, 6/15/22..................................       10,773,630
   2,965,000 Kankakee, Illinois,
              Sewer Revenue
              6.875%, 5/1/11, (FGIC)..........................        3,331,978
             Metropolitan Fair & Exposition Authority Revenue,
              Illinois:
  14,000,000 (Eff. Yield 6.75%)
             0.00%, 6/15/16 (b)...............................        5,861,940
   3,000,000 Series A 5.00%, 6/1/15...........................        2,993,310
  10,000,000 Northern Illinois State, University Revenues,
              Auxiliary Facilities Systems
              5.75%, 4/1/22, (FGIC)...........................       10,825,300
   4,950,000 Quincy, Illinois,
              Blessing Hospital Revenue
              6.00%, 11/15/18.................................        5,195,718
                                                                 --------------
                                                                     56,102,722
                                                                 --------------
             Indiana - 1.3%
   3,000,000 Goshen, Indiana,
              Revenue, Greencroft Obligation Group
              5.75%, 8/15/28..................................        2,909,040
   6,800,000 Indiana State, Housing Finance Authority, Single
              Family Mortgage Revenue, Series A3, AMT
              5.375%, 1/1/23,
              (FNMA/GNMA).....................................        6,847,736
   5,000,000 Indianapolis, Indiana,
              Gas Utility Revenue, Refunding Distribution
              Systems, Series A
              5.00%, 8/15/24..................................        4,901,150
   1,640,000 St. Joseph County, Indiana, Educational
              Facilities Revenue, University of Notre Dame
              6.50%, 3/1/26...................................        2,024,350
                                                                 --------------
                                                                     16,682,276
                                                                 --------------

  Principal
   Amount                                                            Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             Kansas - 0.2%
 $ 2,000,000 Burlington, Kansas,
              Pollution Control Revenue, Kansas Gas & Electric
              Co. Project
              7.00%, 6/1/31, (MBIA)...........................   $    2,184,340
                                                                 --------------
             Kentucky - 1.8%
   8,000,000 Carroll County, Kentucky,
              Pollution Control Revenue, Kentucky Utility Co.,
              Series A
              7.45%, 9/15/16..................................        9,036,720
   6,000,000 Jefferson County, Kentucky, Hospital Revenue,
              Linked ACEs/INFLOs
              6.436%, 10/1/14, (MBIA) (c).....................        6,560,880
   4,000,000 Kentucky State, Housing Corp. Housing Revenue,
              Series B
              5.30%, 7/1/18...................................        4,041,680
   2,725,000 Trimble County, Kentucky,
              Pollution Control Revenue, Louisville Gas &
              Electric Co.
              7.625%, 11/1/20.................................        2,945,916
                                                                 --------------
                                                                     22,585,196
                                                                 --------------
             Louisiana - 1.5%
   3,000,000 Louisiana State, Offshore Term Refunding, Loop
              LLC Project
              5.20%, 10/1/18..................................        2,981,340
   1,395,000 Louisiana State, Public Facilities Authority,
              Health & Education Revenue, Series D
              7.90%, 12/1/15..................................        1,422,900
             Louisiana State, Public Facilities Authority,
              Hospital Revenue, Franciscan Missionaries:
   5,000,000 Series A, 5.50%, 7/1/10..........................        5,445,650
   4,345,000 Series C, 5.375%, 7/1/13.........................        4,553,604
             New Orleans, Louisiana, General Obligation:
   6,960,000 (Eff. Yield 6.05%)
             0.00%, 9/1/14, (AMBAC) (b).......................        3,239,184
   2,800,000 (Eff. Yield 7.10%)
             0.00%, 9/1/15, (AMBAC) (b).......................        1,241,380
                                                                 --------------
                                                                     18,884,058
                                                                 --------------
             Maine - 0.3%
   4,000,000 Maine State, Housing Authority Revenue, Mortgage
              Purchase, Series C2, AMT
              6.05%, 11/15/28.................................        4,172,680
                                                                 --------------
             Massachusetts - 6.2%
             Massachusetts Bay Transportation Authority
              Revenue:
   3,000,000 Coupon Transportation Systems, Series B
             5.00%, 3/1/28....................................        2,946,210
   7,950,000 General Transportation Systems: Series A
             6.25%, 3/1/12....................................        9,298,797

                   [LOGO OF MUNICIPAL BOND FUND APPEARS HERE]

                         November 30, 1998 (Unaudited)

  Principal
   Amount                                                              Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             Massachusetts - continued
             Massachusetts Bay Transportation Authority Revenue:
 $ 1,950,000 Series A
             7.00%, 3/1/21, (MBIA)..............................   $    2,415,816
   2,125,000 Series B, 6.20%, 3/1/16............................        2,488,481
             Massachusetts State, Development Finance Agency
              Revenue:
     700,000 New England Center for Children
             5.875%, 11/1/18....................................          710,640
   1,000,000 Regis College
             5.25%, 10/1/18.....................................          981,750
   2,000,000 Massachusetts State, General Obligation,
              Consolidated Loan, Series C
              5.25%, 8/1/16.....................................        2,082,480
             Massachusetts State, Health & Educational
              Facilities Authority Revenue:
   5,450,000 Boston Medical Center, Series A
             5.25%, 7/1/14......................................        5,653,939
   1,900,000 Cape Cod Healthcare, Series B
             5.45%, 11/15/23....................................        1,902,527
  12,245,000 Caregroup Issue, Series A
             5.00%, 7/1/18......................................       12,138,591
   5,000,000 Jordan Hospital, Series D
             5.25%, 10/1/23.....................................        4,878,100
   2,900,000 Milford Whitinsville Regional Hospital, Series C
             5.25%, 7/15/18.....................................        2,854,296
     700,000 Milton Hospital, Series B
             7.25%, 7/1/05......................................          746,900
     500,000 North Adams Regional Hospital, Series C, 6.75%,
             7/1/09.............................................          543,985
   4,250,000 Massachusetts State, Housing Finance Agency
              Revenue, Housing Development,
              Series D, AMT
              5.40%, 6/1/20.....................................        4,297,515
             Massachusetts State, Industrial Finance Agency
              Revenue:
   2,600,000 College of Holy Cross
             5.00%, 9/1/23......................................        2,574,676
   1,000,000 Parking Facilities Revenue, Avon Associate, Series
             A
             5.375%, 4/1/20, (MBIA).............................        1,012,850
   4,750,000 Refunding, Ogden Haverhill Project, Series A
             5.60%, 12/1/19.....................................        4,754,180
   8,500,000 Massachusetts State, Industrial Finance Agency
              Solid Waste Disposal Revenue, Senior Lien,
              Massachusetts Recycling Association,
              9.00%, 8/1/16 (e).................................        2,824,975
   6,800,000 Massachusetts State, Municipal Wholesale Electric
              Co., Power Supply Systems Revenue, Series A
              7.02%, 7/1/18.....................................        7,223,368

  Principal
   Amount                                                            Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             Massachusetts - continued
 $20,000,000 Massachusetts State, Turnpike Authority,
              Metropolitan Highway Systems Revenue, Senior
              Series C,
              (Eff. Yield 5.549%)
              0.00%, 1/1/22 (b)...............................   $    6,287,400
     610,000 Massachusetts State, Water Pollution Abatement
              Trust Revenue, Pool Loan Program, Series 2
              6.125%, 2/1/08..................................          700,231
                                                                 --------------
                                                                     79,317,707
                                                                 --------------
             Michigan - 2.9%
   1,000,000 Michigan State, Building Authority Revenue,
              Facilities Program, Series II,
              (Eff. Yield 5.25%)
              0.00%, 10/15/11, (AMBAC)(b).....................          558,570
   2,860,000 Michigan State, Higher Education Student Loan,
              Series XVII-B
              5.40%, 6/1/18, (AMBAC)..........................        2,822,477
             Michigan State, Hospital Finance Authority
              Revenue:
   6,970,000 Henry Ford Health Systems, Series A
             5.25%, 11/15/20..................................        7,007,498
   7,500,000 Oakwood Hospital Obligation Group, Series A
             5.625%, 11/1/18..................................        7,841,550
  10,000,000 Monroe County, Michigan, Economic Development
              Corp., Limited Obligation Revenue, Detroit
              Edison Co.
              6.95%, 9/1/22, (FGIC)...........................       12,962,400
             Wayne Charter County, Michigan, Airport Revenue,
              Detroit Metropolitan Wayne County Airport:
   3,500,000 Series A, AMT
             5.25%, 12/1/18, (MBIA)...........................        3,561,180
   3,000,000 Series B
             5.25%, 12/1/17, (MBIA)...........................        3,082,380
                                                                 --------------
                                                                     37,836,055
                                                                 --------------
             Minnesota - 1.1%
             Minneapolis & St. Paul, Minnesota, Metropolitan
              Airports Common Airport Revenue, Series B, AMT:
   5,000,000 5.25%, 1/1/14, (AMBAC)...........................        5,198,200
   9,150,000 5.25%, 1/1/15, (AMBAC)...........................        9,472,812
                                                                 --------------
                                                                     14,671,012
                                                                 --------------
             Mississippi - 0.3%
   1,000,000 Harrison County, Mississippi, Wastewater
              Treatment Management District Revenue
              8.50%, 2/1/13...................................        1,423,400
   2,000,000 Mississippi State, Home Corp., Single Family
              Revenue Mortgage, Series B, Class 7
              5.25%, 6/1/99, (FNMA/GNMA)......................        2,138,660
                                                                 --------------
                                                                      3,562,060
                                                                 --------------

                   [LOGO OF MUNICIPAL BOND FUND APPEARS HERE]

                         November 30, 1998 (Unaudited)

  Principal
   Amount                                                            Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             Missouri - 1.3%
 $ 4,900,000 Bridgeton, Missouri,
              Industrial Development Authority Revenue, Senior
              Housing Revenue, The Sarah Community Project
              5.80%, 5/1/18...................................   $    4,842,425
     500,000 Joplin, Missouri,
              Industrial Development Authority Revenue,
              Catholic Health Initiatives, Series A
              5.125%, 12/1/15.................................          505,030
   4,200,000 Kansas City, Missouri, Municipal Assistance Corp.
              Revenue, Refunding Leasehold, Series A
              5.125%, 4/15/15, (MBIA)                                 4,274,298
   2,040,000 Missouri State, Housing Development Commission,
              Single Family Mortgage Revenue, Series B
              6.45%, 9/1/27...................................        2,179,373
             Sikeston, Missouri,
              Electric Revenue:
     450,000 6.00%, 6/1/13, (MBIA)............................          513,491
     200,000 6.00%, 6/1/14, (MBIA)............................          228,374
   3,200,000 St. Louis, Missouri, Airport Revenue, Lambert
              St. Louis International Airport, Series B, AMT
              5.25%, 7/1/27, (FGIC)...........................        3,239,968
   1,250,000 West Plains, Missouri, Industrial Development
              Authority, Hospital Revenue, Ozarks Medical
              Center
              5.65%, 11/15/22.................................        1,263,662
                                                                 --------------
                                                                     17,046,621
                                                                 --------------
             Nebraska - 1.2%
  15,000,000 Nebraska State, Investment Finance Authority,
              Single Family Housing Revenue, Series F
              5.60%, 9/1/20,
              (GNMA/FNMA/FHLMC)...............................       15,208,950
                                                                 --------------
             Nevada - 1.4%
             Clark County, Nevada:
   4,905,000  Airport Revenue, Series A
              5.50%, 7/1/15, (MBIA)...........................        5,222,108
   6,000,000 General Obligation, Series A
             7.50%, 6/1/09, (AMBAC)...........................        7,600,440
   5,000,000 Nevada State, Municipal Bond Bank Projects 66 &
              67, General Obligation, Series A
             5.00%, 5/15/28, (FGIC)...........................        4,917,800
                                                                 --------------
                                                                     17,740,348
                                                                 --------------
             New Hampshire - 1.9%
   3,155,000 New Hampshire State, Higher Education & Health
              Facilities Authority, Frisbie Memorial Hospital
              Revenue
             6.125%, 10/1/13..................................        3,305,620

  Principal
   Amount                                                            Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             New Hampshire - continued
 $20,615,000 New Hampshire State, Turnpike Systems Revenue
             5.75%, 4/1/20....................................   $   21,449,701
                                                                 --------------
                                                                     24,755,321
                                                                 --------------
             New Jersey - 0.2%
   1,000,000 Gloucester County, New Jersey, Improvement
              Authority, Solid Waste Resource Recovery
              Revenue, SES Gloucester Company LP Project,
              Series A
             8.125%, 7/1/10,
             (LOC: Fuji Bank Ltd.)............................        1,003,880
   1,000,000 New Jersey State, Health Care Facilities
              Financing Authority Revenue, Jersey Shore
              Medical Center
             6.125%, 7/1/12, (AMBAC)..........................        1,109,940
   1,055,000 Salem County, New Jersey, Pollution Control
              Finance Authority, Waste Disposal Revenue
             6.50%, 11/15/21..................................        1,128,734
                                                                 --------------
                                                                      3,242,554
                                                                 --------------
             New Mexico - 1.5%
   1,500,000 Albuquerque, New Mexico, Hospital System Revenue,
              Series A
             6.375%, 8/1/07, (MBIA)...........................        1,633,710
             Farmington, New Mexico, Pollution Control
              Revenue:
  10,000,000 Public Service Co. of San Juan, Series C
             5.70%, 12/1/16, (AMBAC)..........................       10,819,200
   5,000,000 Southern California Edison Co., Series A
             5.875%, 6/1/23, (MBIA)...........................        5,382,250
   1,000,000 University of New Mexico, New Mexico, University
              Revenues, Series A
             6.00%, 6/1/21....................................        1,137,300
                                                                 --------------
                                                                     18,972,460
                                                                 --------------
             New York - 10.8%
             Long Island Power Authority, New York, Electric
              Systems Revenue:
   5,000,000 5.00%, 4/1/13, (MBIA)............................        5,115,200
  12,750,000 Series A, 5.75%, 12/1/24.........................       13,619,423
             Metropolitan Transportation Authority, New York,
              Transportation Facilities Revenue:
  10,000,000 Series A 5.70%, 7/1/17, (MBIA)...................       10,794,400
  11,600,000 Service Contract, Series 7
             5.625%, 7/1/16...................................       12,000,316
   5,000,000 Service Contract, Series R
             5.50%, 7/1/17....................................        5,224,700

                   [LOGO OF MUNICIPAL BOND FUND APPEARS HERE]

                         November 30, 1998 (Unaudited)

  Principal
   Amount                                                              Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             New York - continued
             New York City, New York:
             Prerefunded Balance, Series A:
 $    85,000 5.75%, 8/1/10, (FGIC)..............................   $       91,873
     365,000 7.75%, 8/15/08.....................................          408,585
     195,000 7.75%, 8/15/14.....................................          218,285
     315,000 Unrefunded Balance, Series A
             5.75%, 8/1/10, (FGIC)..............................          334,895
             New York City, New York, Municipal Water Finance
              Authority, Water & Sewer Systems Revenue:
  14,900,000 Series A65
             7.77%, 6/15/29 (a).................................       17,169,568
             Series B:
   5,000,000 5.125%, 6/15/17, (FSA).............................        5,070,900
   1,300,000 5.75%, 6/15/26, (MBIA).............................        1,396,694
   6,000,000 5.75%, 6/15/26, (MBIA/IBC).........................        6,489,060
             New York City, New York, General Obligation:
     300,000 Prerefunded Balance, Series A
             7.75%, 8/15/15.....................................          335,823
   2,500,000 Refunded Balance, Series G
             6.75%, 2/1/09, (FGIC)..............................        2,978,425
             Unrefunded Balance, Series A:
     250,000 7.75%, 8/15/08.....................................          276,912
     140,000 7.75%, 8/15/14.....................................          154,577
     220,000 7.75%, 8/15/15.....................................          242,966
             New York State, Dormitory Authority Revenue:
   4,200,000 Buena Vida Nursing Home, Series A
             5.25%, 7/1/28, (Sonyma)............................        4,175,808
   3,980,000 City University Educational Facilities, Series D
             7.00%, 7/1/09, (FGIC/TCRS).........................        4,741,971
   5,000,000 Mental Health Services Facilities, Series A
             5.75%, 8/15/22.....................................        5,261,500
   4,700,000 Refunding Secured, Brookdale Hospital Medical
             Center
             5.10%, 2/15/12, (ACA/CBI/FSA)......................        4,977,018
   2,500,000 Secured Hospital, Interfaith Medical Center, Series
             A
             5.25%, 2/15/16.....................................        2,515,625
     545,000 New York State, Environmental Facilities Corp.,
              Pollution Control Revenue, State Water Revolving
              Fund, Unrefunded Balance, Series E
              6.875%, 6/15/10...................................          594,737
   7,000,000 New York State, Housing Corp. Revenue, Series A,
              (Eff. Yield 6.17%)
              0.00%, 11/1/10 (b)................................        6,675,620

  Principal
   Amount                                                            Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             New York - continued
             New York State, Medical Care Facilities, Finance
              Agency Revenue:
 $ 2,900,000 6.375%, 8/15/14, (FGIC)..........................   $    3,257,135
   2,140,000 6.375%, 11/15/19, (AMBAC)........................        2,403,134
   1,435,000 Health Center Projects, Series A
             6.375%, 11/15/19.................................        1,578,859
             New York State, Mortgage Agency Revenue,
              Homeowener Mortgage:
   4,500,000 Series 27
             6.90%, 4/1/15....................................        4,855,230
   6,400,000 Series 69
             5.50%, 10/1/28...................................        6,496,256
   6,000,000 Series 73-A, AMT
             5.30%, 10/1/28 (c)...............................        6,000,120
   1,125,000 New York State, Power Authority Revenue, General
              Purpose Revenue
              7.00%, 1/1/18...................................        1,362,386
   1,175,000 New York State, Urban Development Corp. Revenue,
              Correctional Facilities, Series A
              6.50%, 1/1/09...................................        1,362,201
     500,000 Niagara Falls, New York, Public Improvement,
              General Obligation
              7.50%, 3/1/14, (MBIA)...........................          657,605
     470,000 Triborough Bridge & Tunnel Authority, New York,
              Special Obligation, Refunding, Series A
              5.25%, 1/1/14, (FGIC)...........................          489,453
                                                                 --------------
                                                                    139,327,260
                                                                 --------------
             North Dakota - 1.6%
             North Dakota State, Housing Finance Agency
              Revenue:
             Housing Finance Program, Home Mortgage Finance,
             Series C:
  15,000,000 5.50%, 7/1/29, (MBIA)............................       15,205,950
   5,000,000 5.55%, 7/1/29....................................        5,063,700
                                                                 --------------
                                                                     20,269,650
                                                                 --------------
             Ohio - 2.8%
   2,000,000 Adams County, Ohio, Valley Local School District,
              General Obligation
              7.00%, 12/1/15..................................        2,531,800
   2,000,000 Butler County, Ohio, Transportation Improvement
              District Revenue, Series A
              6.00%, 4/1/12, (FSA)............................        2,248,600
   7,000,000 Cleveland, Ohio, Public Power Systems Revenue,
              First Mortgage, Series A
              7.00%, 11/15/16, (MBIA).........................        8,191,610
  12,000,000 Hamilton County, Ohio,
              Sales Tax Revenue, Hamilton County Football
              Project, Series B
              5.00%, 12/1/18, (MBIA)..........................       12,014,160

                   [LOGO OF MUNICIPAL BOND FUND APPEARS HERE]

                         November 30, 1998 (Unaudited)

  Principal
   Amount                                                            Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             Ohio - continued
 $ 2,500,000 Montgomery County, Ohio, Hospital Revenue,
              Kettering Medical Center
              6.25%, 4/1/20, (MBIA)...........................   $    2,958,625
   1,000,000 Ohio State, Higher Educational Facility
              Commission Revenue
              6.125%, 11/15/17, (MBIA)........................        1,101,940
   6,500,000 Ohio State, Housing Finance Agency, Residential
              Mortgage Revenue, Series B, AMT
              5.40%, 9/1/29, (GNMA)...........................        6,520,800
                                                                 --------------
                                                                     35,567,535
                                                                 --------------
             Pennsylvania - 4.4%
   2,500,000 Allegheny County, Pennsylvania, Sewer Revenue
              (Eff. Yield 6.10%)
              0.00%, 6/1/15, (FGIC)(b)........................        1,112,875
   2,000,000 Lebanon County, Pennsylvania, Good Samaritan
              Hospital Authority, Project Revenue
              6.00%, 11/15/18.................................        2,090,200
   2,000,000 McKeesport, Pennsylvania, Area School District,
              General Obligation, Series B,
              (Eff. Yield 6.25%)
              0.00%, 10/1/15, (FSA)(b)........................          886,020
     900,000 Montgomery County, Pennsylvania, Industrial
              Development & Pollution Control, Philadelphia
              Electric Co.
              7.60%, 4/1/21...................................          974,232
   2,650,000 Penn Hills Township, Pennsylvania, General
              Obligation, Series B,
              (Eff. Yield 6.79%)
              0.00%, 6/1/13, (AMBAC) (b)......................        1,338,648
   4,000,000 Pennsylvania State, Higher Educational Facilities
              Authority Revenue, Allegheny General Hospital,
              Series A
              7.125%, 9/1/07..................................        3,575,200
   5,545,000 Pennsylvania State, Housing Finance Agency
              Revenue, Residential Development,
              Section 8, Series A
              7.60%, 7/1/13...................................        5,916,903
   1,750,000 Pennsylvania State, Industrial Development
              Authority Revenue,
              6.00%, 1/1/12, (AMBAC)..........................        1,905,330
             Philadelphia, Pennsylvania,
              Hospital & Higher Education Facilities Authority
              Revenue:
   3,000,000 Albert Einstein Medical Center
             7.00%, 10/1/21...................................        3,317,370
   1,000,000 Community College, Series B
             6.50%, 5/1/07, (MBIA)............................        1,156,430
   7,360,000 Philadelphia, Pennsylvania, Municipal Authority
              Revenue, Municipal Services Building Lease,
              (Eff. Yield 7.50%)
              0.00%, 3/15/14, (FSA) (b).......................        3,502,845

  Principal
   Amount                                                            Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             Pennsylvania - continued
             Philadelphia, Pennsylvania,
              Water & Wastewater Revenue:
 $ 9,600,000 5.00%, 6/15/16, (FSA)............................   $    9,607,104
   4,610,000 5.50%, 8/1/14, (MBIA)............................        4,847,092
   5,000,000 5.60%, 8/1/18, (MBIA)............................        5,248,800
   6,350,000 Sayre, Pennsylvania,
              Health Care Facilities Authority Revenue,
              Guthrie Healthcare, Series A
              7.10%, 3/1/17...................................        6,865,620
   2,000,000 Shaler, Pennsylvania,
              Area School District, General Obligation, Series
              A,
              (Eff. Yield 5.55%)
              0.00%, 11/15/17, (FGIC) (b).....................          784,920
             Shaler, Pennsylvania,
              Area School District, Series A:
   2,000,000 (Eff. Yield 5.60%)
             0.00%, 11/15/18, (FGIC) (b)......................          739,860
   2,000,000 (Eff. Yield 5.60%)
             0.00%, 11/15/19, (FGIC) (b)......................          701,000
   2,550,000 Washington County, Pennsylvania, Hospital
              Authority Revenue, Shadyside Hospital Project
              5.75%, 12/15/14, (AMBAC)........................        2,732,197
                                                                 --------------
                                                                     57,302,646
                                                                 --------------
             South Carolina - 1.2%
             South Carolina State, Ports Authority Revenue:
   4,880,000 5.00%, 7/1/16, (FSA).............................        4,828,662
   3,095,000 5.375%, 7/1/15, (FSA)............................        3,211,403
   7,500,000 York County, South Carolina, Industrial
              Development Revenue, Exempt Facilities, Hoechst
              Celanese Corp.
              5.70%, 1/1/24...................................        7,625,550
                                                                 --------------
                                                                     15,665,615
                                                                 --------------
             South Dakota - 0.5%
   6,620,000 South Dakota State, Housing Development Authority
              Revenue, Homeownership Mortgage, Series F
              5.80%, 5/1/28...................................        6,849,251
                                                                 --------------
             Tennessee - 3.2%
   7,465,000 Bristol, Tennessee,
              Health & Educational Facilities Authority
              Revenue, Bristol Memorial Hospital
              6.75%, 9/1/10, (FGIC)...........................        9,019,960
             Knox County, Tennessee,
              Health & Educational Facilities Authority
              Revenue, Fort Sanders Alliance:
   9,000,000 Series B, 7.25%, 1/1/10..........................       11,137,770
   4,500,000 Series C, 5.25%, 1/1/15..........................        4,698,675
  10,000,000 Metro Government, Nashville & Davidson Counties,
              Tennessee, Step Bond,
              (Eff. Yield 4.92%)
              0.00%, 1/1/12, (FGIC) (b).......................       12,846,700

                   [LOGO OF MUNICIPAL BOND FUND APPEARS HERE]

                         November 30, 1998 (Unaudited)

  Principal
   Amount                                                            Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             Tennessee - continued
 $ 4,000,000 Tennessee State, Housing Development Authority
              Revenue, Homeownership Program,
              Issue 2, AMT
              5.35%, 7/1/23...................................   $    4,017,080
                                                                 --------------
                                                                     41,720,185
                                                                 --------------
             Texas - 7.3%
  10,000,000 Alliance, Texas,
              Airport Authority, Inc., Texas Special
              Facilities Revenue, Federal Express Corp.
              Project
              6.375%, 4/1/21..................................       10,754,500
             Austin, Texas,
              Utility Systems Revenue:
   5,000,000 5.75%, 5/15/24, (FGIC)...........................        5,276,650
   2,000,000 Series B
             5.70%, 11/15/21, (MBIA)..........................        2,146,680
             Bexar, Texas,
              Metropolitan Water District Waterworks Systems
              Revenue:
     840,000 Prerefunded
             5.875%, 5/1/22, (MBIA)...........................          941,296
             Unrefunded Balance:
   1,160,000 5.875%, 5/1/22, (MBIA)...........................        1,253,774
      25,000 6.625%, 5/1/14, (AMBAC)..........................           27,274
      30,000 Brazos County, Texas,
              Health Facilities Development Revenue,
              Franciscan Service Corp., Series B
              5.375%, 1/1/22, (MBIA)..........................           30,802
      60,000 Brazos County, Texas,
              Housing Finance Corp., Single Family Mortgage
              Revenue
              5.80%, 9/1/25, (GNMA/FNMA)......................           62,237
   2,400,000 Brownsville, Texas,
              Utilities Systems Revenue
              6.25%, 9/1/14, (MBIA)...........................        2,839,944
   5,000,000 Gulf Coast, Texas,
              Industrial Development Authority, Waste Disposal
              Revenue, Valero Refining Project
              5.60%, 12/1/31..................................        4,963,950
             Harris County, Texas,
              Health Facilities Development Corp., Hospital
              Revenue:
   5,000,000 6.60%, 6/1/14....................................        5,716,000
   2,480,000 Hermann Hospital Project
             6.375%, 10/1/17..................................        2,809,915
   2,525,000 Memorial Hospital Systems Project:
             7.125%, 6/1/15...................................        2,799,417
             Series A:
   3,215,000 6.00%, 6/1/09....................................        3,633,850
   1,990,000 6.00%, 6/1/12....................................        2,250,272
             School Health Care Systems, Series B:
   5,000,000 5.75%, 7/1/27....................................        5,269,250
  10,000,000 5.75%, 7/1/27, (MBIA)............................       10,854,400

  Principal
   Amount                                                            Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             Texas - continued
 $ 4,000,000 Harris County, Texas,
              Toll Road Revenue, Subordinate Lien, Series A
              7.00%, 8/15/10..................................   $    4,937,800
             Houston, Texas,
              Airport Systems Revenue:
   5,000,000 Special Facilities Continental Airlines, Series B
             6.125%, 7/15/27..................................        5,137,100
   2,500,000 Subordinated Lien, Series B, AMT
             5.00%, 7/1/25, (FGIC)............................        2,435,725
             Houston, Texas,
              Water & Sewer Systems Revenue:
   2,700,000 Junior Lien, Series C
             (Eff. Yield 6.85%)
             0.00%, 12/1/10 (b)...............................        1,566,945
   3,000,000 Series C, (Eff. Yield 6.90%)
             0.00%, 12/1/11 (b)...............................        1,638,720
   1,090,000 Montgomery County, Texas, General Obligation,
              (Eff. Yield 5.30%)
              0.00%, 3/1/10, (MBIA) (b).......................          657,325
   2,000,000 Port Arthur, Texas,
              Navigation District, General Obligation,
              (Eff. Yield 4.90%)
              0.00%, 3/1/09, (AMBAC) (b)......................        1,278,040
   2,000,000 Port Corpus Christi, Texas,
              Industrial Development Revenue, Valero Energy
              Corp. AMT
              5.125%, 4/1/09..................................        2,015,720
   1,085,000 Rio Grande Valley, Texas,
              Health Facilities Corp., Hospital Revenue,
              Baptist Medical Project
              8.00%, 8/1/17...................................        1,109,412
   2,565,000 Tarrant County, Texas,
              Health Facilities Development Revenue, Texas
              Health Resources Systems, Series A
              5.75%, 2/15/15, (MBIA)..........................        2,827,707
   6,415,000 Tarrant County, Texas,
              Housing Finance Corp. Revenue, Single Family
              Mortgage, Series A,
              (Eff. Yield 11.00%)
              0.00%, 9/15/16, (MBIA) (b)......................        2,628,803
   2,500,000 Texas State, General Obligation, RIBS, Series B
              8.516%, 9/30/11 (a).............................        3,351,825
             Texas State, Municipal Power Agency Revenue:
     175,000 5.25%, 9/1/12, (MBIA)............................          178,595
     130,000 6.10%, 9/1/09....................................          148,948
   1,125,000 (Eff. Yield 7.35%)
             0.00%, 9/1/08, (AMBAC) (b).......................          736,852
   1,475,000 University of Texas, Texas, University Revenues,
              Unrefunded Balance, Series B
              6.75%, 8/15/13..................................        1,595,124
                                                                 --------------
                                                                     93,874,852
                                                                 --------------

                   [LOGO OF MUNICIPAL BOND FUND APPEARS HERE]

                         November 30, 1998 (Unaudited)

  Principal
   Amount                                                            Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             Utah - 0.9%
 $   120,000 Utah State, Housing Finance Agency, Single Family
              Mortgage Revenue, Series C2
              7.95%, 7/1/10...................................   $      125,392
             Utah State, Intermountain Power Agency Revenue:
  10,000,000 Series A
             5.25%, 7/1/15, (MBIA)............................       10,273,300
   6,500,000 Series C,
             (Eff. Yield 6.80%)
             0.00%, 7/1/20 (b)................................        1,167,400
                                                                 --------------
                                                                     11,566,092
                                                                 --------------
             Vermont - 0.4%
   3,000,000 Vermont State, Educational & Health Building
              Financing Agency Revenue, Middlebury College
              Project
              6.00%, 11/1/22..................................        3,230,970
   1,485,000 Vermont State, Housing Finance Agency Revenue,
              Single Family, Series 1
              8.15%, 5/1/25...................................        1,502,315
                                                                 --------------
                                                                      4,733,285
                                                                 --------------
             Virginia - 1.9%
   3,290,000 Virginia State, Housing Development Authority,
              General Obligation, Series D, Subseries D-2
              5.40%, 7/1/21...................................        3,315,497
             Virginia State, Housing Development Authority,
              Multifamily Housing Revenue:
   3,245,000 Series E, AMT
             5.60%, 11/1/17...................................        3,347,769
  11,640,000 Subseries B, AMT
             5.50%, 1/1/22....................................       11,813,320
             Winchester, Virginia,
              Industrial Development, Hospital Revenue,
              Winchester Medical Center:
   5,500,000 5.50%, 1/1/15, (AMBAC)...........................        5,768,730
                                                                 --------------
                                                                     24,245,316
                                                                 --------------
             Washington - 2.2%
   3,675,000 Chelan County, Washington,
              Public Utility, District #001, Conservation
              Revenue Chelan Hydro Division II, Series A, AMT
              5.25%, 7/1/33, (FSA)............................        3,695,617
             King County, Washington,
              General Obligation:
   4,400,000  Refunding, Renton School District No. 403
              5.25%, 6/1/12...................................        4,593,908
   2,000,000 School District No. 415
             5.875%, 6/1/16, (FSA)............................        2,152,360
   1,000,000 Tacoma, Washington,
              Electric Systems Revenue
              6.25%, 1/1/15, (FGIC)...........................        1,095,230

  Principal
   Amount                                                            Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             Washington - continued
             Washington State, General Obligation:
 $ 1,000,000 Series A, 6.75%, 2/1/15..........................   $    1,216,170
   5,000,000 Series C, 5.00%, 1/1/22, (FGIC)..................        4,959,700
   3,650,000 Washington State, Housing Finance Commission
              Revenue, Single Family Program, Series 4-A, AMT
              5.40%, 12/1/24, (FNMA/GNMA).....................        3,675,805
             Washington State, Public Power Supply System:
   4,000,000 Nuclear Project No. 3,
             (Eff. Yield 10.09%)
             0.00%, 7/1/12 (b)................................        2,059,800
   4,780,000 Nuclear Project No. 3, Series 1993-B
             5.60%, 7/1/15, (MBIA)............................        4,943,715
                                                                 --------------
                                                                     28,392,305
                                                                 --------------
             Wisconsin - 0.4%
   5,000,000 Wisconsin State, Housing & Economic Development
              Authority, General Obligation, Series D
              5.40%, 9/1/18...................................        5,043,050
                                                                 --------------
             Wyoming - 0.8%
  10,170,000 Wyoming State, Community Development Authority,
              Housing Revenue, Series 4
              5.85%, 6/1/28...................................       10,603,344
                                                                 --------------
             Puerto Rico - 2.3%
             Commonwealth of Puerto Rico, General Obligation:
   3,000,000  6.45%, 7/1/17...................................        3,424,440
   2,600,000 (Eff. Yield 5.53%)
             0.00%, 7/1/14, (MBIA)(b).........................        1,248,104
             Commonwealth of Puerto Rico, Highway &
              Transportation Authority Revenue:
  10,000,000 Series A,
             (Eff. Yield 4.95%)
             0.00%, 7/1/15, (AMBAC)(b)........................        4,527,900
   9,590,000 Series Y, 5.50%, 7/1/26..........................       10,005,822
   3,330,000 Commonwealth of Puerto Rico, Industrial, Tourist,
              Educational, Medical, Environmental Control
              Facilities, Finance Authority Revenue
              6.25%, 7/1/24...................................        3,704,126
   6,250,000 Commonwealth of Puerto Rico, Public Buildings
              Authority, General Obligation, Guaranteed Public
              Education & Health Facilities, Step Bond, Series
              M, (Eff. Yield 5.74%)
              5.70%, 7/1/16 (b) ..............................        6,540,937
                                                                 --------------
                                                                     29,451,329
                                                                 --------------
             Total Long-Term Municipal Obligations
              (cost $1,199,466,210) ..........................    1,254,574,839
                                                                 --------------

                   [LOGO OF MUNICIPAL BOND FUND APPEARS HERE]

                         November 30, 1998 (Unaudited)

  Principal
   Amount                                                            Value

 SHORT-TERM MUNICIPAL SECURITIES - 0.8% (a)
             California - 0.0%
 $   715,000 Irvine Ranch, California,
              Water District Revenue, Consolidated Bonds
              3.25%, 10/01/10,
              (LOC: Landesbank Hessen) .......................   $      715,000
      59,000 Tustin, California,
              Improvement Bond Act 1915, Reassessment District
              No. 95-2, Special Assessment, Series A
              3.25%, 9/13/02,
              (LOC: Kredietbank N.V.) ........................           59,000
                                                                 --------------
                                                                        774,000
                                                                 --------------
             Florida - 0.0%
      55,000 Dade County, Florida,
              Health Facilities Authority, Hospital Revenue,
              Miami Children's Hospital Project
              3.30%, 9/01/20,
              (LOC: Barnett Bank of South Florida) ...........           55,000
      40,000 Dade County, Florida,
              Water & Sewer Systems Revenue
              3.00%, 10/22/05,
              (SPA: Commerzbank & Ins.
              by FGIC) .......................................           40,000
                                                                 --------------
                                                                         95,000
                                                                 --------------
             Massachusetts - 0.1%
     875,000 Massachusetts State, Health & Educational
              Facilities Authority Revenue, Capital Assets
              Program, Series D
              2.95%, 1/01/35,
              (SPA: Credit Suisse & Ins.
              by MBIA) .......................................          875,000
                                                                 --------------
             Missouri - 0.1%
     795,000 Kansas City, Missouri,
              Industrial Development Authority, Hospital
              Revenue, Insured
              Research Health Services Systems
              3.25%, 4/15/15,
              (SPA: Bank of America, Illinois & Ins. by MBIA)
              ................................................          795,000
      50,000 Missouri State, Health & Educational Facilities
              Authority Revenue, Christian Health Services,
              Series A
              3.05%, 12/19/01,
              (LOC: Morgan Guaranty Trust) ...................           50,000
                                                                 --------------
                                                                        845,000
                                                                 --------------

  Principal
   Amount                                                            Value

 SHORT-TERM MUNICIPAL SECURITIES - continued
             New Mexico - 0.1%
 $ 1,200,000 Farmington, New Mexico,
              Pollution Control Revenue,
              Public Service Company of
              Arizona, Series B
              3.25%, 9/24/01,
              (LOC: Barclays Bank PLC) .......................   $    1,200,000
                                                                 --------------
             New York - 0.3%
   3,700,000 Long Island Power Authority,
              New York, Electric Systems Revenue, Series 5
              3.25%, 5/1/33,
              (LOC: ABN Amro Bank N.V. & Morgan Guaranty
              Trust)..........................................        3,700,000
             New York City, New York,
              Municipal Water Finance Authority, Water & Sewer
              Systems Revenue:
      10,000 3.30%, 6/15/24,
             (FGIC & SPA: FGIC)...............................           10,000
     350,000 Series G, 3.25%, 6/15/24,
             (SPA: FGIC & Ins. by FGIC).......................          350,000
                                                                 --------------
                                                                      4,060,000
                                                                 --------------
             Texas - 0.0%
     355,000 Coastal Bend, Texas,
              Health Facilities Development, Incarnate World
              Health
              Systems Revenue
              3.20%, 8/27/15,
              (LOC: First National
              Bank of Chicago)................................          355,000
                                                                 --------------
             Wyoming - 0.2%
             Uinta County, Wyoming,
              Pollution Control Revenue, Refunding, Chevron
              USA, Inc. Project:
   2,100,000 3.25%, 12/22/01..................................        2,100,000
     150,000 3.25%, 8/20/15...................................          150,000
                                                                 --------------
                                                                      2,250,000
                                                                 --------------
             Total Short-Term Municipal Securities
              (cost $10,454,000)..............................       10,454,000
                                                                 --------------

   Shares

MUTUAL FUND SHARES - 1.1%
14,443,470  Federated Municipal Obligations Fund
             (cost $14,443,470)...................................... 14,443,470
                                                                      ----------
             Total Investments -
              (cost $1,224,363,680).....................    99.3%  1,279,472,309
             Other Assets and Liabilities - net.........     0.7       9,012,080
                                                           -----  --------------
             Net Assets -...............................   100.0% $1,288,484,389
                                                           =====  ==============

                   [LOGO OF MUNICIPAL BOND FUND APPEARS HERE]

                         November 30, 1998 (Unaudited)


The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of debt securities to meet their obligations may be af-fected by economic developments in a specific industry or municipality. In or-der to reduce risk associated with such economic developments, securities may possess municipal bond insurance from various financial institutions and finan-cial guaranty assurance agencies. Therefore the Funds may be more affected by developments in the insurance industry or a specific municipal bond insurer. At November 30, 1998, 38.2% of the securities, as a percentage of net assets, are backed by bond insurance of various financial institutions and financial guar-anty assurance agencies. At November 30, 1998, the Fund had securities backed by bond insurance of the following financial institutions representing more than 5% of net assets:

MBIA 15.0%
FGIC 9.0%
AMBAC 7.5%

(a) Securities are variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent.
(b) Effective yield (calculated at date of purchase) is the annual yield at which the bond accretes until its maturity date.
(c) At the discretion of the portfolio manager, these securities may be separated into securities with interest or principal payments that are linked to another rate or index and therefore would be considered derivative securities.
(d) Securities that may be resold to "qualified institutional buyers" un-der rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been deter-mined to be liquid under the guidelines established by the Board of Trustees.
(e)Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing income on that so identified.

Summary of Abbreviations:
ACA  American Capital Access
ACEs Auction Rate Securities
AMBAC Insured by American Municipal Bond Assurance Corp.
AMT  Alternative Minimum Tax
COP  Certificate of Participation
FGIC Insured by Federal Guaranty Insurance Co.
FHLMC Insured by Federal Home Loan Mortgage Corp.
FNMA Insured by Federal National Mortgage Assn.
FSA  Insured by Financial Security Assurance Corp.
GNMA Insured by Government National Mortgage Assn.
IBC  Insured Bond Certification
INFLOs Inverse Floating Rate Securities
LOC  Letter of Credit
MBIA Insured by Municipal Bond Investors Assurance Corp.
RIBs Residual Interest Bonds
SPA  Special Purchase Agreement
TCRS Transferable Custody Receipts

                  See Combined Notes to Financial Statements.

            [LOGO OF SHORT INTERMEDIATE MUNICIPAL FUND APPEARS HERE]

                            Schedule of Investments
                         November 30, 1998 (Unaudited)

  Principal
   Amount                                                             Value

 LONG-TERM MUNICIPAL OBLIGATIONS - 98.0%
             Alabama - 4.1%
 $ 7,000,000 Huntsville, Alabama,
              Warrants, Series A
              4.50%, 12/1/00 (a)................................   $  7,010,710
                                                                   ------------
             Arizona - 2.4%
   3,040,000 Maricopa County, Arizona,
              Unified School District Number 41, Refunding
              Bonds,
              (Eff. Yield 5.07%)
              0.00%, 7/1/04, (FGIC) (b).........................      2,429,963
   1,600,000 Pima County, Arizona,
              General Obligation, Series 1992
              6.55%, 7/1/01.....................................      1,715,088
                                                                   ------------
                                                                      4,145,051
                                                                   ------------
             California - 3.8%
     900,000 California State, General Obligation
              7.00%, 8/1/02, (FGIC).............................      1,003,590
   5,000,000 San Joaquin Hills, California,
              Transportation Corridor Agency, Toll Road Revenue,
              Series A
              (Eff. Yield 4.60%)
              0.00%, 1/15/02 (b)................................      4,412,500
   1,025,000 Stockton, California,
              Health Facilities Revenue, Series A
              5.00%, 12/1/01....................................      1,049,559
                                                                   ------------
                                                                      6,465,649
                                                                   ------------
             Colorado - 7.3%
  16,520,000 Arapahoe County, Colorado,
              Capital Improvement Highway Revenue,
              (Eff. Yield 4.75%)
              0.00%, 8/31/05 (b)................................      8,306,917
     140,000 Colorado State, Student Obligation Board Authority,
              Student Loan Revenue, Series B
              6.125%, 12/1/98...................................        140,007
   1,500,000 Denver, Colorado,
              City & County Airport Revenue, Series C
              6.35%, 11/15/01...................................      1,589,235
   1,085,000 Denver, Colorado,
              Health & Hospital Revenue,
              Series A
              5.00%, 12/1/03....................................      1,113,948
   1,300,000 Weld County, Colorado,
              Industrial Development Revenue, Monfort Inc.
              6.75%, 12/15/01...................................      1,383,395
                                                                   ------------
                                                                     12,533,502
                                                                   ------------
             Florida - 14.2%
   3,700,000 Broward County, Florida,
              Resource Recovery Revenue, Wheelabrator
              Technologies,
              7.95%, 12/1/08....................................      3,944,644
   3,000,000 Florida State, Board of Education, Capital Outlay,
              General Obligation
              6.75%, 6/1/00.....................................      3,145,440

  Principal
   Amount                                                             Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             Florida - continued
             Florida State, Health Care Facilities Revenue,
              Halifax Hospital Medical Center Series A:
 $ 1,080,000 4.40%, 4/1/04......................................   $  1,094,299
   1,300,000 4.50%, 4/1/06......................................      1,315,327
   4,905,000 Jacksonville, Florida,
              Industrial Development Revenue Refunding, TTX
              Company Project
              5.40%, 3/1/01.....................................      5,086,240
             Leon County, Florida,
              Educational Facilities Authority, COP, Southgate:
     680,000 9.00%, 9/1/99, (ETM)...............................        709,723
     740,000 9.00%, 9/1/00, (ETM)...............................        809,508
     810,000 9.00%, 9/1/01, (ETM)...............................        923,052
     880,000 9.00%, 9/1/02, (ETM)...............................      1,040,917
     960,000 9.00%, 9/1/03, (ETM)...............................      1,174,166
   1,550,000 Palm Beach County, Florida,
              Solid Waste Authority Revenue, Refunding &
              Improvements
              5.50%, 12/1/02, (MBIA)............................      1,652,920
             Pinellas County, Florida,
              Educational Facilities Authority Revenue:
     330,000 4.10%, 10/1/99.....................................        332,040
     375,000 4.55%, 10/1/02.....................................        379,931
     390,000 4.60%, 10/1/03.....................................        395,413
     410,000 4.65%, 10/1/04.....................................        415,580
     470,000 4.90%, 10/1/07.....................................        477,722
     320,000 4.95%, 10/1/08.....................................        325,213
   1,000,000 Sarasota, Florida,
              General Obligation
              6.85%, 8/1/00.....................................      1,053,470
                                                                   ------------
                                                                     24,275,605
                                                                   ------------
             Illinois - 2.2%
             Illinois State, Development Finance Authority
              Revenue:
   2,765,000 5.00%, 7/1/06......................................      2,803,212
   1,000,000 Refunding Community Rehabilitation Providers,
             Series A
             5.35%, 7/1/00......................................      1,017,980
                                                                   ------------
                                                                      3,821,192
                                                                   ------------
             Iowa - 1.3%
   2,000,000 Iowa State, Loan Liquidity Corp., Student Loan
              Revenue, Series B
              6.65%, 3/1/03.....................................      2,167,760
                                                                   ------------
             Maine - 1.8%
   3,000,000 Baileyville, Maine,
              Pollution Control Revenue, Georgia- Pacific Corp.
              Project
              4.75%, 6/1/05.....................................      3,052,020
                                                                   ------------

             Massachusetts - 2.8%
   1,000,000 Massachusetts State, Health & Educational
              Facilities Revenue
              4.55%, 1/1/21 (c).................................      1,015,980

            [LOGO OF SHORT INTERMEDIATE MUNICIPAL FUND APPEARS HERE]

                         November 30, 1998 (Unaudited)

  Principal
   Amount                                                             Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             Massachusetts - continued
             Massachusetts State, Industrial Development
              Revenue:
 $   420,000 Series 1986G 5.30%, 12/1/06........................   $    420,000
     520,000 Series 1986I 5.30%, 12/1/06........................        520,000
     835,000 Series 1996A 5.35%, 11/1/07 (c)....................        868,709
     995,000 Series 1996B 5.35%, 11/1/07 (c)....................      1,035,168
   1,000,000 New England Education Loan Marketing Corp., Student
              Loan Revenue, Series 1993B
              5.40%, 6/1/00.....................................      1,023,940
                                                                   ------------
                                                                      4,883,797
                                                                   ------------
             Michigan - 1.5%
   2,500,000 Wayne Charter County, Michigan,
              Airport Revenue
              5.25%, 12/1/04....................................      2,652,975
                                                                   ------------
             Minnesota - 0.6%
   1,015,000 City of Minneapolis & St. Paul,
              Minnesota, Housing & Redevelopment Authority
              Revenue, Single Family Mortgage, Series 1996A
              5.125%, 6/1/00, (FGIC) (c)........................      1,018,147
                                                                   ------------
             Missouri - 0.4%
     710,000 North Kansas City, Missouri,
              School District, General Obligation, Direct
              Deposit Program, Series 1996
              6.70%, 3/1/00.....................................        738,563
                                                                   ------------
             Nebraska - 0.6%
   1,000,000 Nebraska State, Higher Education Loan Program,
              Student Loan Revenue, Senior Subordinated Lien,
              Series A
              6.65%, 6/1/08.....................................      1,000,100
                                                                   ------------
             New Jersey - 9.4%
             New Jersey State, Economic Development Authority
              Revenue: First Mortgage, Franciscan Oaks Project:
   1,545,000 5.20%, 10/1/04.....................................      1,571,543
     825,000 5.40%, 10/1/06.....................................        853,199
   1,075,000 5.50%, 10/1/07.....................................      1,119,247
             Refunding First Mortgage, Keswick Pines:
     100,000 4.50%, 1/1/99......................................        100,087
     480,000 4.70%, 1/1/00......................................        482,674
     695,000 4.85%, 1/1/01......................................        701,762
     805,000 5.00%, 1/1/02......................................        814,547
     845,000 5.10%, 1/1/03......................................        857,962
     465,000 5.15%, 1/1/04......................................        472,626
     500,000 5.25%, 1/1/05......................................        509,565
     975,000 5.35%, 1/1/06......................................        996,216
     925,000 5.45%, 1/1/07......................................        950,447

  Principal
   Amount                                                             Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             New Jersey - continued
 $ 3,365,000 New Jersey State, Health Care Facilities Financing
              Authority Revenue, Atlantic City Medical Center,
              Series C
             6.30%, 7/1/01......................................   $  3,564,948
   3,000,000 New Jersey State, Turnpike Authority, Turnpike
              Revenue, Series C
             6.50%, 1/1/06......................................      3,175,080
                                                                   ------------
                                                                     16,169,903
                                                                   ------------
             New Mexico - 4.5%
   6,680,000 Alamogordo, New Mexico,
              Hospital Revenue, Gerald Champion Memorial
              Hospital Project
             5.00%, 1/1/08......................................      6,916,472
     795,000 New Mexico State, Educational Assistance
              Foundation, Student Loan Revenue, Series A
             6.70%, 4/1/02, (AMBAC).............................        851,763
                                                                   ------------
                                                                      7,768,235
                                                                   ------------
             New York - 2.7%
             New York City, New York,
              General Obligation:
             Prerefunded Bonds, Series L:
     305,000 5.00%, 8/1/01, (ETM)...............................        313,802
     145,000 5.25%, 8/1/00, (ETM)...............................        149,256
             Unrefunded Balance, Series L:
   1,145,000 5.00%, 8/1/01......................................      1,178,045
     855,000 5.25%, 8/1/00......................................        877,409
   2,000,000 New York City, New York,
              Industrial Development Agency, Special Facility
              Revenue, Terminal One Group Association Project
             6.00%, 1/1/07......................................      2,173,520
                                                                   ------------
                                                                      4,692,032
                                                                   ------------
             Ohio - 0.6%
     940,000 Cincinnati, Ohio,
              The Student Loan Funding Corp., Student Loan
              Revenue, Series 1993A
             5.50%, 12/1/01.....................................        966,658
                                                                   ------------
             Oklahoma - 6.1%
   4,450,000 Oklahoma State, Housing Development Authority
              Revenue, Lease Purchase Program, Series A
             4.75%, 12/1/02.....................................      4,485,466
   5,500,000 Oklahoma State, Housing
              Finance Agency,
              Single Family Revenue, Mortgage Homeownership
              Loan D-2
             6.25%, 9/1/29......................................      5,908,925
                                                                   ------------
                                                                     10,394,391
                                                                   ------------
             Pennsylvania - 7.7%
   4,835,000 Dauphin County, Pennsylvania, General Authority
              Revenue,
              Series A
             5.125%, 1/15/03....................................      4,868,071

            [LOGO OF SHORT INTERMEDIATE MUNICIPAL FUND APPEARS HERE]

                         November 30, 1998 (Unaudited)

  Principal
   Amount                                                             Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             Pennsylvania - continued
 $   500,000 Pennsylvania State, General Obligation, Series 1971
             6.00%, 12/15/98....................................   $    500,550
   5,000,000 Pennsylvania State, Higher Educational Facilities
              Authority, Health Services Revenue, University of
              Pennsylvania, Series A
             7.00%, 1/1/08......................................      5,713,400
   1,950,000 Philadelphia, Pennsylvania,
              Water & Sewer Revenue,
              16th Series
             7.50%, 8/1/01......................................      2,175,011
                                                                   ------------
                                                                     13,257,032
                                                                   ------------
             South Dakota - 0.6%
   1,000,000 South Dakota State, Housing Development Authority
              Revenue, Homeownership Mortgage,
              Series J
             4.60%, 5/1/02, (FNMA)..............................      1,014,560
                                                                   ------------
             Texas - 3.7%
   1,000,000 Austin, Texas,
              Utility Systems Revenue, Series A
             9.50%, 6/15/00.....................................      1,085,300
   2,500,000 Houston, Texas,
              Airport Systems Revenue, Subordinated Lien, Series
              A
             6.75%, 7/1/08......................................      2,707,825
   1,315,000 North Texas State, Health Facilities Development
              Corp., Hospital Revenue, Limited Regional Health
              Care Systems Inc. Project
             4.40%, 9/1/01......................................      1,337,776
   1,155,000 Texas State, Department of Housing and Community
              Affairs, Single Family Mortgage Revenue,
              Series 1996E
             4.45%, 3/1/99, (MBIA)..............................      1,156,848
                                                                   ------------
                                                                      6,287,749
                                                                   ------------
             Utah - 10.3%
   5,000,000 Utah State, General Obligation,
              Series A
             5.00%, 7/1/03......................................      5,258,800
   3,000,000 Utah State, Board of Regents, Student Loan Revenue,
              Series F
             7.05%, 11/1/03, (AMBAC)............................      3,215,220
             Utah State, Intermountain Power Agency, Power
              Supply Revenue:
   1,000,000 1985 Series D
             (Eff. Yield 9.70%)
             0.00%, 7/1/00 (b)..................................        943,660
   5,000,000 Series B
             6.50%, 7/1/04, (MBIA)..............................      5,614,700
   1,760,000 Series B
             (Eff. Yield 7.00%)
             0.00%, 7/1/00 (b)..................................      1,660,842
   1,000,000 Series B
             (Eff. Yield 7.50%)
             0.00%, 7/1/00 (b)..................................        943,660
                                                                   ------------
                                                                     17,636,882
                                                                   ------------

  Principal
   Amount                                                             Value

 LONG-TERM MUNICIPAL OBLIGATIONS - continued
             Vermont - 2.9%
 $ 4,385,000 Vermont State, General Obligation
             6.00%, 12/1/06, (AMBAC)............................   $  4,945,359
                                                                   ------------
             Washington - 2.6%
   2,950,000 Washington State, General Obligation, Motor Vehicle
              Fuel Tax,
              Series R-92D
             5.60%, 9/1/01......................................      3,099,978
   1,360,000 Washington State, Public Power Supply Revenue,
              Series B
             5.00%, 7/1/01......................................      1,400,474
                                                                   ------------
                                                                      4,500,452
                                                                   ------------
             Wisconsin - 0.6%
   1,000,000 Milwaukee, Wisconsin,
              Metropolitan Sewage District, General Obligation,
              Series 1989A
             7.00%, 9/1/01......................................      1,085,540
                                                                   ------------
             U. S. Virgin Islands - 3.3%
   3,500,000 Virgin Islands, Public Finance Authority Revenue,
              Senior Lien, Series C
             5.00%, 10/1/03.....................................      3,607,275
   2,000,000 Virgin Islands, Water & Power Authority, Electric
              Systems Revenue
             5.125%, 7/1/03.....................................      2,077,380
                                                                   ------------
                                                                      5,684,655
                                                                   ------------
             Total Long-Term Municipal Obligations
              (cost $165,285,492)...............................    168,168,519
                                                                   ------------

   Shares
 Mutual Fund Shares - 0.5%
    852,000 Federated Municipal Obligations Fund
             (cost $852,000).............................        852,000
                                                            ------------
            Total Investments -
             (cost $166,137,492)..................    98.5%  169,020,519
            Other Assets and Liabilities - net....     1.5     2,581,549
                                                     -----  ------------
            Net Assets - .........................   100.0% $171,602,068
                                                     =====  ============

            [LOGO OF SHORT INTERMEDIATE MUNICIPAL FUND APPEARS HERE]

                         November 30, 1998 (Unaudited)

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guide-lines established by the Board of Trustees.
(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) Security is a variable or floating rate instrument with periodic demand features. The Fund is entitled to full payment of principal and accrued in-terest upon surrendering the security to the issuing agent.

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of debt securities to meet their obligations may be af-fected by economic developments in a specific industry or municipality. In or-der to reduce risk associated with such economic developments, securities may possess municipal bond insurance from various financial institutions and finan-cial guaranty assurance agencies. Therefore the Funds may be more affected by developments in the insurance industry or a specific municipal bond insurer. At November 30, 1998, 16.3% of the securities, as a percentage of net assets, are backed by bond insurance of various financial institutions and financial guar-anty assurance agencies. At November 30, 1998, the Fund had securities backed by bond insurance of the following financial institutions representing more than 5% of net assets:

AMBAC 5.3%

Summary of Abbreviations:
AMBAC Insured by American Municipal Bond Assurance Corporation
COP  Certficate of Participation
ETM  Escrowed to Maturity
FGIC Insured by Federal Guaranty Insurance Corporation
FNMA Insured by Federal National Mortgage Association
MBIA Insured by Municipal Bond Insurance Association

                  See Combined Notes to Financial Statements.

              [LOGO OF NATIONAL MUNICIPAL BOND FUND APPEARS HERE]

                      Statements of Assets and Liabilities
                         November 30, 1998 (Unaudited)


                                   High Grade                 Short Intermediate
                                      Fund     Municipal Fund        Fund
--------------------------------------------------------------------------------
 Assets
 Identified cost of
  securities....................  $118,650,934 $1,224,363,680    $166,137,492
 Net unrealized gain or loss on
  securities....................     7,131,500     55,108,629       2,883,027
--------------------------------------------------------------------------------
 Investments at market value....  $125,782,434 $1,279,472,309    $169,020,519
 Cash...........................             0              0             140
 Receivable for investments
  sold..........................     3,399,363     13,504,954               0
 Receivable for Fund shares
  sold..........................       191,003        163,707          82,450
 Interest receivable............     2,287,419     20,191,601       2,995,976
 Prepaid expenses and other
  assets........................        24,891        239,112          42,544
--------------------------------------------------------------------------------
   Total assets.................   131,685,110  1,313,571,683     172,141,629
--------------------------------------------------------------------------------
 Liabilities
 Distributions payable..........       183,009      2,433,713         393,267
 Payable for investments
  purchased.....................     3,991,345     20,134,861               0
 Payable for Fund shares
  redeemed......................        12,021      1,240,255           5,488
 Advisory fees payable..........        52,175        447,429          72,750
 Distribution fees payable......        48,273        571,804           4,495
 Due to other related parties...         2,758         24,955               0
 Due to custodian...............         1,703          6,264               0
 Accrued expenses and other
  liabilities...................        65,304        228,013          63,561
--------------------------------------------------------------------------------
   Total liabilities............     4,356,588     25,087,294         539,561
--------------------------------------------------------------------------------
 Net assets.....................  $127,328,522 $1,288,484,389    $171,602,068
--------------------------------------------------------------------------------
 Net assets represented by
 Paid-in capital................  $119,776,964 $1,232,283,270    $168,150,401
 Undistributed net investment
  income........................        98,606        397,681               0
 Accumulated net realized gain
  on securities and futures
  contracts.....................       321,452        694,809         568,640
 Net unrealized gain on
  securities....................     7,131,500     55,108,629       2,883,027
--------------------------------------------------------------------------------
   Total net assets.............  $127,328,522 $1,288,484,389    $171,602,068
--------------------------------------------------------------------------------
 Net assets consists of
 Class A........................  $ 67,659,059 $1,163,997,367    $  7,663,072
 Class B........................    32,614,187    117,135,258       6,178,950
 Class C........................             0      7,351,764               0
 Class Y........................    27,055,276              0     157,760,046
--------------------------------------------------------------------------------
                                  $127,328,522 $1,288,484,389    $171,602,068
--------------------------------------------------------------------------------
 Shares outstanding
 Class A........................     6,010,779    152,805,972         752,180
 Class B........................     2,897,452     15,377,480         606,512
 Class C........................             0        965,148               0
 Class Y........................     2,403,599              0      15,484,743
--------------------------------------------------------------------------------
 Net asset value per share
 Class A........................  $      11.26 $         7.62    $      10.19
--------------------------------------------------------------------------------
 Class A -- Offering price
  (based on sales charge of
  4.75%, 4.75% and 3.25%,
  respectively).................  $      11.82 $         8.00    $      10.53
--------------------------------------------------------------------------------
 Class B........................  $      11.26 $         7.62    $      10.19
--------------------------------------------------------------------------------
 Class C........................           N/A $         7.62             N/A
--------------------------------------------------------------------------------
 Class Y........................  $      11.26            N/A    $      10.19
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

              [LOGO OF NATIONAL MUNICIPAL BOND FUND APPEARS HERE]

                            Statements of Operations
                 Six Months Ended November 30, 1998 (Unaudited)


                                    High Grade   Municipal   Short Intermediate
                                       Fund        Fund             Fund
-------------------------------------------------------------------------------
 Investment income
 Interest.........................  $3,324,323  $35,864,745      $4,140,653
-------------------------------------------------------------------------------
 Expenses
 Advisory fee.....................     317,707    2,766,121         437,372
 Distribution Plan expenses.......     248,927    2,151,596          33,307
 Transfer agent fees..............      57,096      763,962          19,471
 Administrative services fees.....      17,197      103,214               0
 Trustees' fees and expenses......       1,274       22,546             426
 Custodian fees...................      18,886      235,483          45,446
 Registration and filing fees.....      12,896       40,236          40,972
 Professional fees................      10,903       15,862          13,265
 Shareholder reports expense......       9,831       33,900          18,839
 Other............................         581       41,459           1,388
-------------------------------------------------------------------------------
  Total expenses..................     695,298    6,174,379         610,486
   Less: Fee credits..............        (623)     (18,712)        (10,299)
     Fee waivers and expense
     reimbursements...............           0            0          (7,043)
-------------------------------------------------------------------------------
  Net expenses....................     694,675    6,155,667         593,144
-------------------------------------------------------------------------------
 Net investment income............   2,629,648   29,709,078       3,547,509
-------------------------------------------------------------------------------
 Net realized and unrealized gain
  or loss on securities and
  futures contracts
 Realized gain or loss on:
  Securities......................   1,645,033   19,772,356       1,383,709
  Futures contracts...............           0     (316,197)              0
-------------------------------------------------------------------------------
 Net realized gain on securities
  and future contracts............   1,645,033   19,456,159       1,383,709
 Net change in unrealized gain or
  loss on securities..............     297,724   (7,091,260)       (159,683)
-------------------------------------------------------------------------------
 Net realized and unrealized gain
  on securities and futures
  contracts.......................   1,942,757   12,364,899       1,224,026
-------------------------------------------------------------------------------
 Net increase in net assets
  resulting from operations.......  $4,572,405  $42,073,977      $4,771,535
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

              [LOGO OF NATIONAL MUNICIPAL BOND FUND APPEARS HERE]

                      Statements of Changes in Net Assets
                 Six Months Ended November 30, 1998 (Unaudited)

                                High Grade     Municipal     Short Intermediate
                                   Fund           Fund              Fund
-------------------------------------------------------------------------------
 Operations
 Net investment income.......  $  2,629,648  $   29,709,078     $  3,547,509
 Net realized gain or loss
  on securities and futures
  contracts..................     1,645,033      19,456,159        1,383,709
 Net change in unrealized
  gain or loss on
  securities.................       297,724      (7,091,260)        (159,683)
-------------------------------------------------------------------------------
  Net increase in net assets
   resulting from
   operations................     4,572,405      42,073,977        4,771,535
-------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class A....................    (1,444,217)    (27,239,666)        (135,938)
  Class B....................      (581,281)     (2,314,415)         (92,396)
  Class C....................             0        (142,698)               0
  Class Y....................      (604,150)              0       (3,319,175)
 Net realized gains on
  investments
  Class A....................    (1,616,602)    (35,326,188)         (56,521)
  Class B....................      (780,637)     (3,564,826)         (44,004)
  Class C....................             0        (220,155)               0
  Class Y....................      (641,983)              0       (1,185,596)
-------------------------------------------------------------------------------
   Total distributions to
    shareholders.............    (5,668,870)    (68,807,948)      (4,833,630)
-------------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares sold...    12,797,507      18,736,333       16,239,951
 Proceeds from reinvestment
  of distributions...........     3,841,715      40,034,284        1,564,353
 Payment for shares
  redeemed...................   (12,484,096)   (119,251,405)     (26,403,781)
 Proceeds from shares issued
  in connection with the
  acquisition of:
  CoreFund Intermediate
   Municipal Bond Fund.......     1,945,718               0                0
-------------------------------------------------------------------------------
  Net increase (decrease) in
   net assets resulting from
   capital share
   transactions..............     6,100,844     (60,480,788)      (8,599,477)
-------------------------------------------------------------------------------
   Total increase (decrease)
    in net assets............     5,004,379     (87,214,759)      (8,661,572)
 Net assets
 Beginning of period.........   122,324,143   1,375,699,148      180,263,640
-------------------------------------------------------------------------------
 End of period...............  $127,328,522  $1,288,484,389     $171,602,068
-------------------------------------------------------------------------------
 Undistributed net investment
  income.....................  $     98,606  $      397,681     $          0
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

              [LOGO OF NATIONAL MUNICIPAL BOND FUND APPEARS HERE]

                      Statements of Changes in Net Assets
                            Year Ended May 31, 1998

                                High Grade     Municipal     Short Intermediate
                                   Fund          Fund*              Fund
-------------------------------------------------------------------------------
 Operations
 Net investment income.......  $  4,436,727  $   26,943,450     $  5,133,040
 Net realized gain on
  securities and futures
  contracts..................     3,360,972      16,376,119        1,471,537
 Net change in unrealized
  gain or loss on
  securities.................     1,019,154     (25,411,876)        (795,050)
-------------------------------------------------------------------------------
  Net increase in net assets
   resulting from
   operations................     8,816,853      17,907,693        5,809,527
-------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class A....................    (2,198,256)    (21,756,580)        (225,168)
  Class B....................    (1,156,701)     (5,153,488)        (197,697)
  Class C....................             0        (109,908)               0
  Class Y....................    (1,132,786)              0       (4,710,175)
-------------------------------------------------------------------------------
  Total distributions to
   shareholders..............    (4,487,743)    (27,019,976)      (5,133,040)
-------------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares sold...    14,810,240      21,942,896       22,513,095
 Proceeds from reinvestment
  of distributions...........     2,594,120      12,966,083        1,482,137
 Payment for shares
  redeemed...................   (23,942,474)   (125,945,502)     (52,702,874)
 Proceeds from shares issued
  in connection with the
  acquisition of:
  Blanchard Flexible Tax-
   Free Bond Fund............    22,403,925               0                0
  Common Trust Fund -
    Intermediate Tax Exempt
   Bond Fund.................             0               0      148,714,787
  Evergreen Short
   Intermediate Municipal
   Fund - California.........             0               0       14,473,407
  Evergreen Tax Free Income
   Fund......................             0     100,118,341                0
-------------------------------------------------------------------------------
  Net increase in net assets
   resulting from capital
   share transactions........    15,865,811       9,081,818      134,480,552
-------------------------------------------------------------------------------
   Total increase (decrease)
    in net assets............    20,194,921         (30,465)     135,157,039
 Net assets
 Beginning of period.........   102,129,222   1,375,729,613       45,106,601
-------------------------------------------------------------------------------
 End of period...............  $122,324,143  $1,375,699,148     $180,263,640
-------------------------------------------------------------------------------
 Undistributed net
  investment income..........  $     98,606  $      385,382     $          0
-------------------------------------------------------------------------------

*Five months ended May 31, 1998. During the period, Municipal Fund changed its fiscal year end from December 31 to May 31.

                  See Combined Notes to Financial Statements.

              [LOGO OF NATIONAL MUNICIPAL BOND FUND APPEARS HERE]

                      Statements of Changes in Net Assets
                          Year Ended December 31, 1997

                                                                   Municipal
                                                                      Fund
--------------------------------------------------------------------------------
 Operations
 Net investment income.........................................  $   70,854,337
 Net realized gain on securities and futures contracts.........      37,097,062
 Net change in unrealized gain or loss on securities...........       2,027,467
--------------------------------------------------------------------------------
  Net increase in net assets resulting from operations.........     109,978,866
--------------------------------------------------------------------------------
 Distributions to shareholders from
 Net investment income
  Class B......................................................     (73,972,795)
 Net realized gain on securities
  Class B......................................................     (17,063,591)
--------------------------------------------------------------------------------
  Total distributions to shareholders..........................     (91,036,386)
--------------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares sold.....................................      39,118,274
 Proceeds from reinvestment of distributions...................      53,790,716
 Payment for shares redeemed...................................    (294,007,649)
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from capital
   share transactions..........................................    (201,098,659)
--------------------------------------------------------------------------------
   Total decrease in net assets................................    (182,156,179)
 Net assets
 Beginning of period...........................................   1,557,885,792
--------------------------------------------------------------------------------
 End of period.................................................  $1,375,729,613
--------------------------------------------------------------------------------
 Undistributed net investment income...........................  $      467,027
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                              [LOGO APPEARS HERE]
               Combined Notes to Financial Statements (Unaudited)
1. ORGANIZATION

The Evergreen National Municipal Bond Funds consist of Evergreen High Grade Mu-nicipal Bond Fund ("High Grade Fund") (formerly Evergreen High Grade Tax Free
Fund), Evergreen Municipal Bond Fund ("Municipal Fund") (formerly Evergreen Tax Free Fund) and Evergreen Short Intermediate Municipal Fund ("Short Intermediate Fund") (collectively, the "Funds"). Each Fund is a diversified series of Ever-green Municipal Trust (the "Trust"), a Delaware business trust organized on September 17, 1997. The Trust is an open-end management investment company reg-istered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75% for both the High Grade Fund and Municipal Fund and a maximum front-end sales charge of 3.25% for the Short Intermediate Fund. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Cor-poration ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. High Grade Fund and Short Interme-diate Fund currently do not offer Class C shares and Municipal Fund does not offer Class Y shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
An independent pricing service values each Fund's municipal bonds at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue. Securities for which market quotations are not readily available or valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Securities with remaining maturities of 60 days or less are carried at amor-tized cost, which approximates market value.

B. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Municipal Fund may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

                              [LOGO APPEARS HERE]
         Combined Notes to Financial Statements(Unaudited) (continued)

C. Derivative Securities
The Municipal Fund may invest in derivative securities. A derivative security is any investment that derives its value from an underlying security, asset or market index. Greater market fluctuations may result if these securities are leveraged. The Fund invests in these types of securities when it is consistent with its investment objectives.

D. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

E. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal tax liability since they are expected to distribute all of their net investment company taxable income, net tax-exempt income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

F. Distributions
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Certain distributions paid during previous years have been reclassified to conform with current period presentation.

G. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

3. ACQUISITIONS

On July 31, 1997, Short Intermediate Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Short Intermediate Municipal Fund-California in exchange for Class A, Class B and Class Y shares of Short Inter-mediate Fund.

On November 21, 1997, Short Intermediate Fund acquired substantially all the assets and assumed certain liabilities of Common Trust Fund - Intermediate Tax Exempt Bond Fund in exchange for Class Y shares of Short Intermediate Fund.

On January 23, 1998, Municipal Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Tax Free Income Fund, in an exchange for Class A, Class B and Class C shares of Municipal Fund.

On February 28, 1998, High Grade Fund acquired all of the assets and assumed certain liabilities of Blanchard Flexible Tax-Free Bond Fund, in an exchange for Class A shares of High Grade Fund.

On July 24, 1998, High Grade Fund acquired all of the assets and assumed cer-tain liabilities of CoreFund Intermediate Municipal Bond Fund, in an exchange for Class A and Class Y shares of High Grade Fund.

                              [LOGO APPEARS HERE]
         Combined Notes to Financial Statements(Unaudited) (continued)

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund im-mediately after the acquisition are as follows:

                                                                Value of Net     Number of    Unrealized     Net Assets
Acquiring Fund                       Acquired Fund             Assets Acquired Shares Issued Appreciation After Acquisition
---------------------------------------------------------------------------------------------------------------------------
Short Intermediate       Evergreen Short Intermediate           $ 14,473,407     1,419,771    $  203,594   $   59,045,106
 Fund................... Municipal Fund - California
Short Intermediate       Common Trust Fund - Intermediate       $148,714,787    14,616,570    $3,195,888   $  194,719,999
 Fund................... Tax Exempt Bond Fund
Municipal Fund.......... Evergreen Tax Free Income Fund         $100,118,341    12,757,974    $6,341,257   $1,467,541,556
High Grade Fund......... Blanchard Flexible Tax-Free Bond Fund  $ 22,403,925     1,966,629    $1,611,908   $  127,402,909
High Grade Fund......... CoreFund Intermediate Municipal        $  1,945,718       171,570    $   51,328   $  127,732,184
                         Bond Fund

4. CAPITAL SHARE TRANSACTIONS

Each Fund has an unlimited number of shares of beneficial interest with a par value of $0.001 authorized. Shares of beneficial interest of the Funds are cur-rently divided into Class A, Class B, Class C or Class Y. Transactions in shares of the Funds were as follows:

High Grade Fund

                                   Six Months Ended
                                   November 30,1998           Year Ended
                                     (unaudited)             May 31, 1998
                                 ---------------------  -----------------------
                                  Shares     Amount      Shares       Amount
--------------------------------------------------------------------------------
 Class A
 Shares sold...................   658,908  $ 7,489,970    352,430  $  3,971,088
 Shares issued in reinvestment
  of distributions.............   189,458    2,144,286    122,837     1,383,168
 Shares redeemed...............  (592,445)  (6,803,809)  (971,142)  (10,944,155)
 Shares issued in connection
  with the acquisition of:
 Blanchard Flexible Tax-Free
  Bond Fund....................                         1,966,629    22,403,925
 CoreFund Intermediate
  Municipal Bond Fund..........    76,637      869,114          0             0
--------------------------------------------------------------------------------
 Net increase..................   332,558  $ 3,699,561  1,470,754  $ 16,814,026
--------------------------------------------------------------------------------
 Class B
 Shares sold...................   228,100  $ 2,613,114    414,162  $  4,656,253
 Shares issued in reinvestment
  of distributions.............    75,131      849,962     61,515       692,436
 Shares redeemed...............  (294,040)  (3,369,011)  (514,611)   (5,780,674)
--------------------------------------------------------------------------------
 Net increase (decrease).......     9,191  $    94,065    (38,934) $   (431,985)
--------------------------------------------------------------------------------
 Class Y
 Shares sold...................   236,254  $ 2,694,423    548,341  $  6,182,899
 Shares issued in reinvestment
  of distributions.............    75,016      847,467     46,065       518,516
 Shares redeemed...............  (200,503)  (2,311,276)  (641,096)   (7,217,645)
 Shares issued in connection
  with the acquisition of
  CoreFund Intermediate
  Municipal Bond Fund..........    94,933    1,076,604          0             0
--------------------------------------------------------------------------------
 Net increase (decrease).......   205,700  $ 2,307,218    (46,690) $   (516,230)
--------------------------------------------------------------------------------

                              [LOGO APPEARS HERE]
         Combined Notes to Financial Statements(Unaudited) (continued)

Municipal Fund

                             Six Months Ended
                             November 30, 1998               Year Ended
                                (Unaudited)                May 31, 1998*
                         --------------------------  ---------------------------
                           Shares        Amount        Shares         Amount
---------------------------------------------------------------------------------
Class A
Shares sold.............   1,444,006  $  11,100,649      404,689  $    3,409,126
Shares issued in
 reinvestment of
 distributions..........   4,728,680     36,324,410    1,526,223      11,889,303
Shares redeemed......... (13,239,459)  (102,622,662) (12,806,920)   (100,036,093)
Shares issued in
 connection with the
 acquisition of
 Evergreen Tax Free
  Income Fund...........           0              0    8,443,496      66,261,386
Automatic conversion of
 Class B shares.........           0              0  162,305,257   1,285,292,084
---------------------------------------------------------------------------------
Net increase
 (decrease).............  (7,066,773) $ (55,197,603) 159,872,745  $1,266,815,806
---------------------------------------------------------------------------------

* For the period from January 20, 1998 (Commencement of Class Operations) to May 31, 1998.

                            Six Months Ended
                            November 30, 1998           Five Months Ended                Year Ended
                               (Unaudited)                May 31, 1998*               December 31, 1997
                         ------------------------  -----------------------------  --------------------------
                           Shares       Amount        Shares         Amount         Shares        Amount
-------------------------------------------------------------------------------------------------------------
Class B
Shares sold.............    888,771  $  6,877,964     2,346,134  $    18,452,022    5,057,416  $  39,118,274
Shares issued in
 reinvestment of
 distributions..........    448,415     3,442,793       130,151        1,014,991    6,963,866     53,790,716
Shares redeemed......... (1,989,940)  (15,400,528)   (3,205,499)     (25,180,245) (38,141,778)  (294,007,649)
Shares issued in
 connection with the
 acquisition of
 Evergreen Tax Free
 Income Fund............                              3,247,599       25,484,520            0              0
Automatic conversion of
 shares to Class A
 shares.................                           (162,305,257)  (1,285,292,084)           0              0
-------------------------------------------------------------------------------------------------------------
Net decrease............   (652,754) $ (5,079,771) (159,786,872) $(1,265,520,796) (26,120,496) $(201,098,659)
-------------------------------------------------------------------------------------------------------------

* Fund changed its fiscal year end from December 31 to May 31, as of May 31, 1998.

                                      Six Months Ended
                                     November 30, 1998          Year Ended
                                        (Unaudited)           May 31, 1998*
                                    ---------------------  ---------------------
                                     Shares     Amount      Shares      Amount
---------------------------------------------------------------------------------
 Class C
 Shares sold.....................     98,142  $   757,720     10,499  $   81,748
 Shares issued in reinvestment of
  distributions..................     34,757      267,081      7,950      61,789
 Shares redeemed.................   (158,868)  (1,228,215)   (94,211)   (729,164)
 Shares issued in connection with
  the acquisition of
 Evergreen Tax Free Income Fund..          0            0  1,066,879   8,372,435
---------------------------------------------------------------------------------
 Net increase (decrease).........    (25,969) $  (203,414)   991,117  $7,786,808
---------------------------------------------------------------------------------

* For the period from January 26, 1998 (Commencement of Class Operations) to May 31, 1998.

                              [LOGO APPEARS HERE]
         Combined Notes to Financial Statements(Unaudited) (continued)

Short Intermediate Fund

                                Six Months Ended
                                November 30, 1998            Year Ended
                                   (Unaudited)              May 31, 1998
                             ------------------------  ------------------------
                               Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------
 Class A
 Shares sold...............     210,929  $  2,164,348     383,419  $  3,907,614
 Shares issued in
  reinvestment of
  distributions............       9,314        95,179      15,389       156,458
 Shares redeemed...........    (112,747)   (1,155,172)   (356,623)   (3,624,581)
 Shares issued in
  connection with the
  acquisition of
 Evergreen Short
  Intermediate Municipal
  Fund - California........           0             0         736         7,495
--------------------------------------------------------------------------------
 Net increase..............     107,496  $  1,104,355      42,921  $    446,986
--------------------------------------------------------------------------------
 Class B
 Shares sold...............      96,129  $    981,749     107,260  $  1,092,900
 Shares issued in
  reinvestment of
  distributions............       9,647        98,609      14,126       143,788
 Shares redeemed...........     (67,336)     (688,933)   (227,503)   (2,313,782)
 Shares issued in
  connection with the
  acquisition of
 Evergreen Short
  Intermediate Municipal
  Fund - California........           0             0       6,897        70,307
--------------------------------------------------------------------------------
 Net increase (decrease)...      38,440  $    391,425     (99,220) $ (1,006,787)
--------------------------------------------------------------------------------
 Class Y
 Shares sold...............   1,279,741  $ 13,093,854   1,719,348  $ 17,512,581
 Shares issued in
  reinvestment of
  distributions............     134,307     1,370,565     116,093     1,181,891
 Shares redeemed...........  (2,402,172)  (24,559,676) (4,588,604)  (46,764,511)
 Shares issued in
  connection with the
  acquisition of:
 Common Trust Fund -
   Intermediate Tax Exempt
  Bond Fund................           0             0  14,616,570   148,714,787
 Evergreen Short
  Intermediate Municipal
  Fund - California........           0             0   1,412,138    14,395,605
--------------------------------------------------------------------------------
 Net increase (decrease)...    (988,124) $(10,095,257) 13,275,545  $135,040,353
--------------------------------------------------------------------------------

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended November 30, 1998:

                                                  Cost of      Proceeds
                                                 Purchases    from Sales
                                                -------------------------
         High Grade Fund....................... $ 54,011,654 $ 55,113,923
         Municipal Fund........................  695,965,076  841,649,251
         Short Intermediate Fund...............   62,017,993   65,575,701

On July 24, 1998, High Grade Fund acquired securities with a cost basis of $1,825,647 resulting from the Fund's acquisition of CoreFund Intermediate Mu-nicipal Bond Fund.

6. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS"), serves as principal underwriter to each of the Funds.

Each Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by the fund through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the aver-age daily net asset of the class. These expenses are currently limited to 0.25% annually of the average daily net assets of the Class A shares of High Grade Fund and Municipal Fund and 0.10% annually of the average daily net assets of the Class A shares of Short Intermediate Fund. In addition, Class B and Class C also pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

                              [LOGO APPEARS HERE]
         Combined Notes to Financial Statements(Unaudited) (continued)

During the six months ended November 30, 1998, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                              Class A   Class B  Class C
                                             ---------------------------
         High Grade Fund.................... $   84,421 $164,506 $    --
         Municipal Fund.....................  1,502,403  611,443  37,750
         Short Intermediate Fund............      3,401   29,906      --

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Contingent deferred sales charges paid by redeeming shareholders are paid to EDI.

7. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management ("EIM") (formerly the Capital Management Group ("CMG"), a division of First Union National Bank ("FUNB"), serves as the in-vestment adviser to the High Grade Fund and is paid an advisory fee that is computed daily and paid monthly at an annual rate of 0.50% of the Fund's aver-age daily net assets.

Evergreen Investment Management Company (formerly Keystone Investment Manage-ment Company) ("EIMC"), a subsidiary of First Union, is the investment adviser for Municipal Fund and is paid an advisory fee that is calculated daily and paid monthly. The advisory fee is calculated at an annual rate of 2.00% of Mu-nicipal Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.50% and declining to 0.25% per annum as net as-sets increase, to the average daily net assets of the Fund.

Evergreen Asset Management Corp. ("EAMC"), a wholly-owned subsidiary of First Union, is the investment adviser for the Short Intermediate Fund and is paid an advisory fee that is computed daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets. Out of its fee, EAMC pays Evergreen In-vestment Services for its services as administrator, BISYS for its services as sub-administrator and Lieber & Company, an affiliate of First Union, for its services as sub-adviser. During the six months ended November 30, 1998, EAMC waived $7,043 of its advisory fee.

For each of the Funds, Evergreen Investment Services, Inc. ("EIS"), a subsidi-ary of First Union, is the administrator and BISYS serves as the sub-adminis-trator for each Fund. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS provides the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

For their services to the High Grade Fund, EIS and BISYS is entitled to an an-nual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the in-vestment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets in-crease, to the average daily net asset value of the Fund. The sub-administra-tion fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of the Fund. For the six months ended November 30, 1998, the High Grade Fund paid $13,705 to EIS for its services as administrator. For Short Interme-diate Fund and Municipal Fund, the administration and sub-administration fee is paid by their respective investment adviser and is not a Fund expense. During the six months ended November 30, 1998, Municipal Fund reimbursed EIMC for cer-tain administration and accounting expenses amounting to $103,214.

Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for each Fund. The Funds have entered into an expense offset arrangement with ESC relat-ing to certain cash balances held at First Union for the benefit of the Ever-green Funds.

At November 30, 1998, FUNB owned directly or beneficially, 74% of the outstand-ing shares of the Short Intermediate Fund.

                              [LOGO APPEARS HERE]
         Combined Notes to Financial Statements(Unaudited) (continued)

8. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly in-stallments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

10. FINANCING AGREEMENTS

Certain of the Evergreen Funds, State Street Bank and Trust ("SSB") and a group of banks (the "Banks") entered into a financing agreement, dated December 22, 1997, as amended November 20, 1998. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated, un-der the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bore interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum was incurred on the unused portion of the committed facili-ty, which will be allocated to all funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street served as agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the participating Funds.

During the six months ended November 30, 1998, the Funds had no borrowings un-der these agreements.

11. NAME CHANGES

Effective January 4, 1999, Evergreen High Grade Tax Free Fund and Evergreen Tax Free Fund changed their names to Evergreen High Grade Municipal Bond Fund and Evergreen Municipal Bond Fund, respectively. Additionally, the investment pol-icy of the Funds has changed with respect to municipal bond subject to the fed-eral Alternative Minimum Tax ("AMT"). Formerly, the Funds could not invest more than 20% of their assets in municipal bonds subject to AMT. Currently, the Funds may invest up to 100% of their assets in such bonds.

Effective, January 4, 1999, Capital Management Group ("CMG") changed its name to Evergreen Investment Management ("EIM"), a division of First Union National Bank.

12. SUBSEQUENT EVENTS

On December 22, 1998, the financing agreement referenced above was amended and renewed among certain Evergreen Funds, SSB and the Bank of New York ("BONY"). Under this agreement, SSB and BONY provide an unsecured credit facility in the aggregate amount of $150 million ($125 million committed and $25 million uncom-mitted). The remaining terms and conditions of the agreement are unaffected.

                              [LOGO APPEARS HERE]
         Combined Notes to Financial Statements(Unaudited) (continued)

13. YEAR 2000

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, how-ever, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

                                Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Exempt
Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
California Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
Massachusetts Municipal Bond Fund
Missouri Municipal Bond Fund
New Jersey Municipal Bond Fund
New York Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Fund for Total Return
Value Fund
Select Equity Index Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Equity Income Fund

Domestic Growth
Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Micro Cap Fund

Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898

Retirement Plan Services
800.247.4075

www.evergreen-funds.com

[LOGO OF EVERGREEN FUNDS/SM/ APPEARS HERE]     [BULK POSTAGE STAMP APPEARS HERE]